UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Harvard Bioscience, Inc.

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HARVARD BIOSCIENCE, INC.

84 October Hill Road

Holliston, Massachusetts 01746

April 21, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Harvard Bioscience, Inc. (the “Annual Meeting”) to be held on Tuesday, June 2, 2026 at 10:00 a.m. ET. The Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/HBIO2026, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. At the meeting, we will be voting on the matters described in the accompanying proxy statement.

We are using the Internet as our primary means of furnishing the proxy materials to our stockholders. This process expedites the delivery of proxy materials, ensures materials remain easily accessible to stockholders, and allows stockholders to receive clear instructions for receiving materials and voting.

We are mailing the Notice of Internet Availability of Proxy Materials to stockholders on or about April 23, 2026. The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), are available at www.proxyvote.com.

The Notice of Internet Availability of Proxy Materials contains instructions for our stockholders’ use of this process, including how to access or receive copies of our proxy statement and Annual Report and how to vote by Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how to vote, including the option to vote by telephone.

If you are unable to attend the meeting virtually, it is still important that your shares be represented and voted. Therefore, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL. Any stockholder who attends the meeting virtually may vote through the meeting website, even if he or she has already voted through the Internet, by telephone or by mail.

The Board of Directors has fixed the close of business on April 7, 2026 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT. OUR ANNUAL MEETING WILL BE HELD AS A VIRTUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

Sincerely,

John Duke
President and
Chief Executive Officer

HARVARD BIOSCIENCE, INC.

84 October Hill Road

Holliston, Massachusetts 01746

(508) 893-8999

______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, June 2, 2026

_____________________

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Harvard Bioscience, Inc. (the “Company”) will be held on June 2, 2026 at 10:00 a.m. ET. The Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/HBIO2026, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. The Annual Meeting will be held for the following purposes:

1.

The election of two Class II Directors named in the accompanying proxy statement, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2029 and until such Directors’ successors are duly elected and qualified or until his or her earlier resignation or removal;

2.	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	Approval, by a non-binding advisory vote, of the compensation of our named executive officers;

4.

Adoption and approval of an amendment to the Harvard Bioscience, Inc. Employee Stock Purchase Plan to increase the number of authorized shares of common stock available for issuance by 120,000 shares of common stock;

5.

Adoption and approval of an amendment to the Harvard Bioscience, Inc. 2021 Incentive Plan to increase the number of authorized shares of common stock available for issuance by 400,000 shares of common stock; and

6.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 7, 2026 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of our Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

The Board of Directors of Harvard Bioscience, Inc. recommends that you vote:

●     ”FOR” the election of the nominees of the Board of Directors as Directors of the Company;

●     ”FOR” the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

●     ”FOR” the proposal to approve, by a non-binding advisory vote, of the compensation of our named executive officers;

●     ”FOR” the proposal to adopt and approve an amendment to the Harvard Bioscience, Inc. Employee Stock Purchase Plan to increase the number of authorized shares of common stock available for issuance by 120,000 shares of common stock; and

●     ”FOR” the proposal to adopt and approve an amendment to the Harvard Bioscience, Inc. 2021 Incentive Plan to increase the number of authorized shares of common stock available for issuance by 400,000 shares of common stock.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 2, 2026. The proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

By Order of the Board of Directors,

John Duke
President and
Chief Executive Officer

YOUR VOTE IS IMPORTANT. OUR ANNUAL MEETING WILL BE HELD AS A VIRTUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

Harvard Bioscience, Inc.

Proxy Statement

Table of Contents

i

HARVARD BIOSCIENCE, INC.

84 October Hill Road

Holliston, Massachusetts 01746

(508) 893-8999

_______________

PROXY STATEMENT

_______________

Annual Meeting of Stockholders to Be Held on Tuesday, June 2, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Harvard Bioscience, Inc. (the “Company” or “we”) for use at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on June 2, 2026, at 10:00 a.m. ET, and any adjournments or postponements thereof. The Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person.

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/HBIO2026, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

1.

The election of two Class II Directors named in this proxy statement, nominated by the Board for a three-year term, such term to continue until the annual meeting of stockholders in 2029 and until such Directors’ successors are duly elected and qualified or until his or her earlier resignation or removal;

2.	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	Approval, by a non-binding advisory vote, of the compensation of our named executive officers;

4.

Adoption and approval of an amendment to the Harvard Bioscience, Inc. Employee Stock Purchase Plan to increase the number of authorized shares of common stock available for issuance by 120,000 shares of common stock;

5.

Adoption and approval of an amendment to the Harvard Bioscience, Inc. 2021 Incentive Plan to increase the number of authorized shares of common stock available for issuance by 400,000 shares of common stock; and

6.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

We are furnishing proxy materials, which include our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), to our stockholders over the Internet, and providing a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, including our proxy statement and Annual Report, while lowering the costs and reducing the environmental impact of our annual meeting. The Notice is first being mailed to stockholders of the Company on or about April 23, 2026, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 7, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 4,510,217 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.

The presence, virtually online or by proxy, of holders of at least one third of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting virtually will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Consistent with applicable law, abstentions and broker non-votes will be counted toward the quorum requirement.

A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Proposal No. 2, the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, is considered “routine” under applicable rules. A broker or other nominee may generally vote on routine matters without voting instructions from beneficial owners, and therefore no broker non-votes are expected to exist in connection with Proposal 2. The remaining proposals are considered “non-routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on those proposals. Accordingly, if you own shares in street name through a broker, bank or other nominee, please be sure to provide voting instructions to your nominee to ensure that your vote is counted on each of the proposals.

With respect to Proposal No. 1, the election of two Class II Directors, such Directors are elected by a plurality of the votes cast if a quorum is present. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the director nominee receiving the highest number of “FOR” votes will be elected as a Director.

Approval of Proposal No. 2 (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026), Proposal No. 3 (approval, by a non-binding, advisory vote, of the compensation of our named executive officers), Proposal No. 4 (adoption and approval of an amendment to the Harvard Bioscience, Inc. Employee Stock Purchase Plan), and Proposal No. 5 (adoption and approval of an amendment to the Harvard Bioscience, Inc. 2021 Incentive Plan) require the affirmative vote of a majority of the votes cast on such matter.

Aside from Proposal No. 2 (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026), any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the voting results of the matters expected to be voted on at the Annual Meeting.

You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice. Instead, the Notice will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone (in addition to voting by Internet or mail). If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card, or if you hold your shares through a broker or nominee, by completing and returning a voting instruction form. This ensures that your shares will be voted on at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.

Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote virtually online or to attend the Annual Meeting virtually. Any record holder as of the Record Date may attend the Annual Meeting virtually and may revoke a previously provided proxy at any time by: (i) submitting a new vote on the Internet or by telephone or submitting a properly completed proxy card with a later date; (ii) sending written notice that you are revoking your proxy to the corporate secretary at Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746, with such notice received by May 29, 2026; or (iii) attending the Annual Meeting virtually online and voting through the Annual Meeting website. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held by your broker or nominee, you should follow the instructions provided by such broker or nominee to revoke an earlier vote.

Beneficial holders who wish to attend the Annual Meeting virtually and vote through the Annual Meeting website should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote through the Annual Meeting website.

You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/HBIO2026. To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or notice you received. You also will be able to vote your shares electronically prior to or during the Annual Meeting. If you want to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/HBIO2026, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Our Board of Directors recommends a vote “FOR” the nominees of the Board of Directors with respect to Proposal No. 1 and “FOR” on Proposal Nos. 2, 3, 4 and 5. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you submit a properly executed proxy but do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the Board of Directors’ recommendations.

We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our Directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, in person, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

All of the share information set forth in this proxy statement has been adjusted to reflect the 10:1 reverse stock split of the Common Stock that took place on March 13, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, June 2, 2026: The proxy statement and Annual Report are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of six members and is divided into three classes of Directors, with two Directors in Class I, two Directors in Class II and two Directors in Class III.

Once elected, Directors serve for three-year terms with one class of Directors being elected by our stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring. Each nominee elected as a Director will continue in office until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

Two Class II Directors have terms expiring at the Annual Meeting. At the Annual Meeting, two Class II Directors, nominated by the Board of Directors, will stand for election to serve until the 2029 annual meeting of stockholders. At the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated Mr. John Duke and Ms. Katherine A. Eade for re-election as Class II Directors of the Company. Mr. Duke and Ms. Eade have agreed to stand for re-election and, if re-elected, to serve as Directors. However, if Mr. Duke or Ms. Eade are unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the Nominating and Governance Committee and the Board of Directors may recommend.

Vote Required

The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of the nominees for election as the Class II Directors of the Company.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS: JOHN DUKE AND KATHERINE A. EADE.

INFORMATION REGARDING DIRECTORS

Set forth below is certain information regarding the Directors of the Company, including the two Class II Directors who have been nominated for election at the Annual Meeting, based on information furnished to the Company by such Directors. The biographical descriptions below for the Directors include, as of the date hereof, their ages, all positions they hold with the Company, their principal occupation and business experience over at least the past five years, and the names of other publicly held companies for which they currently serve as Directors or have served as Directors during at least the past five years. The biographical descriptions below for the Directors also include the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such persons should serve as Directors of the Company. In addition to such specific information, we also believe that all of our Directors have a reputation for integrity, honesty and adherence to high ethical standards. Further, they each have demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our Board.

Independence

The Board of Directors has determined that each of the Directors listed below, other than our Chief Executive Officer, Mr. Duke, are independent as such term is defined by applicable Nasdaq rules. The Directors who previously served on the Board of Directors in 2025, other than our former Chief Executive Officer, Mr. James Green, were also determined to be independent.

Directors of Harvard Bioscience, Inc.

Name	Age	Principal Occupation	Director Since
Class I Directors—Term expires 2028;
Stephen DeNelsky (CC)(NGC)	58	Former Managing Director at Oaktree Capital Management	2025
Robert Gagnon (AC)(CC)	52	CFO of Opus Genetics, Inc.; Member of the Boards of Directors of the Company, Verastem Oncology, Bone Biologics Corporation, and Purple Biotech Ltd.	2025

Class II Directors—Term expires 2026; Nominated to Serve a Term Expiring 2029
John Duke	55	President and CEO of the Company	2025
Katherine A. Eade (AC)(NGC)	52	Chief Legal Officer of Kriya Therapeutics, Inc.	2017

Class III Directors—Term expires 2027
Seth Benson (AC)	46	Chief Financial Officer of Nuclera Ltd.	2025
William Snider (CC)	56	Partner at BroadOak Capital Partners, LLC	2025

____________________

(AC)     Member of the Audit Committee

(CC)      Member of the Compensation Committee

(NGC)   Member of the Nominating and Governance Committee

Class I Directors—Term Expiring in 2028

Stephen DeNelsky has served as a Director of the Company since 2025, and he is currently Chair of the Compensation Committee and a member of the Nominating and Governance Committee. Mr. DeNelsky possesses 30 years of experience in the research, analysis, and valuation of public and private equities in the healthcare industry. Mr. DeNelsky has served as a Managing Director at Oaktree Capital Management, a position he held from 2022 to 2025. Previously, Mr. DeNelsky was a Managing Director at Marathon Asset Management from 2019 to 2022 and President at Life Sciences Alternative Funding from 2011 to 2019. He also served as a board member of Visioncare, Inc., from 2015 to 2026 and previously served on the boards of AMICAS, Inc. and Integrated Diagnostics. Mr. DeNelsky holds a B.A. in Economics from American University and an M.B.A. from the University of Maryland. We believe Mr. DeNelsky’s qualifications to serve on our Board of Directors include his significant experience in the research, analysis, and valuation of public and private equities in the healthcare industry.

Robert Gagnon has served as a Director of the Company since 2025, and he is currently Chair of the Audit Committee and a member of the Compensation Committee. Mr. Gagnon is an accomplished biotech executive with more than two decades of financial and operational leadership experience in both public and private companies. He has raised over $2 billion in capital, executed multiple strategic transactions, and held senior roles guiding companies through IPOs, late-stage clinical development, commercial launches, and M&A. Mr. Gagnon has served as Chief Financial Officer of Opus Genetics, a biotechnology company, since September 2025. Prior to Opus Genetics, Mr. Gagnon served as the Chief Financial Officer of Remix Therapeutics, a biotechnology company, from March 2023 to June 30, 2025. Prior to Remix Therapeutics, Mr. Gagnon served as an Operating Partner at Gurnet Point Capital, a healthcare venture capital and private equity fund, from October 2022 to June 2023. Mr. Gagnon served as Chief Financial Officer at Verastem, Inc., a biopharmaceutical company focused on developing oncology treatments from August 2018 to October 2022 and as Chief Business Officer from June 2019 to October 2022. He has also held senior finance leadership roles at the Company, Clean Harbors, and Biogen, and began his career in audit and advisory services at Deloitte and PricewaterhouseCoopers. . He is an experienced public company board member, currently serving on the boards of Verastem Oncology, Bone Biologics, and Purple Biotech. Mr. Gagnon holds a B.A. in Accounting from Bentley College and an M.B.A. from the MIT Sloan School of Management, and is a Certified Public Accountant in the Commonwealth of Massachusetts. Mr. Gagnon’s qualifications to serve on our Board of Directors include his significant financial, accounting and management expertise, as well as his experience within the pharmaceutical and biotechnology industries.

Class II Directors—Terms Expiring in 2026; Nominated to Serve a Term Expiring in 2029

John Duke has served as a Director of the Company since 2025 and was appointed President and Chief Executive Officer effective July 28, 2025. From January 2024 until immediately prior to becoming Chief Executive Officer of the Company, Mr. Duke was Chief Executive Officer of Plastic Molding Technology, a plastics manufacturing company. From February 2021 to April 2023, Mr. Duke served as Chief Business Officer for Lyten, an advanced materials company that converts methane gas into Lyten 3D Graphene™ and develops innovative products across multiple industries. Prior to Lyten, Mr. Duke served in multiple positions at Corning Incorporated, including Corporate Vice President, Corporate Officer, Vice President and General Manager, Glass Microsystems from April 2017 to February 2021, Vice President Sales and Marketing, Gorilla Glass from April 2016 to April 2017 and Vice President, Business Operations, Corning Life Sciences from October 2012 to March 2016. Mr. Duke holds a B.S. in Materials Science from the University of Utah and an M.B.A. from Harvard Business School. We believe Mr. Duke’s qualifications to serve on our Board of Directors include his significant experience in life science tools and business execution and track record of driving growth and operational excellence.

Katherine A. Eade has served as a Director of the Company since October 2017 and Lead Independent Director since June 2025. Ms. Eade serves as Chair of the Nominating and Governance Committee and a member of the Audit Committee. Ms. Eade has more than 20 years of experience advising public companies on mergers and acquisitions and other significant corporate transactions, including corporate governance and capital markets activities, and more than 15 years of leadership experience in the life sciences industry. Ms. Eade has served as the Chief Legal Officer of Kriya Therapeutics, Inc. since 2024. She served as a member of the board of directors and audit committee of Vaxxinity, Inc. and an advisor to Standard BioTools Inc. and several biotech companies in 2023 and was the General Counsel of Checkmate Pharmaceuticals, Inc. from 2020 through its acquisition by Regeneron Pharmaceuticals, Inc. in 2022. Earlier in her career, Ms. Eade served in leadership roles of increasing responsibility at Corning Incorporated for eight years, including Director, M&A Law and Transactions and Division Counsel for Corning’s Life Sciences and Pharmaceutical Technologies divisions, was a corporate attorney at Cleary Gottlieb Steen & Hamilton LLP for seven years, and served as a law clerk for Judge Morton I. Greenberg of the U.S. Court of Appeals for the Third Circuit. Ms. Eade earned a J.D., cum laude, from Harvard Law School and a B.A. in Government, summa cum laude, from Cornell University. We believe Ms. Eade’s qualifications to serve on our Board of Directors include her significant experience in the life sciences industry and her expertise in M&A, capital markets and corporate governance.

Class III Directors—Term Expiring in 2027

Seth Benson has served as a Director of the Company since 2025 and is currently a member of the Audit Committee. Mr. Benson has more than 20 years of leadership experience in finance, technology, operations, and capital markets, which includes significant time spent in life science tools. He currently serves as Chief Financial Officer of Nuclera Ltd., and previously served as Chief Financial Officer of Vizgen, Inc., Senior Vice President of Finance of Invaio Sciences, and Vice President, Strategic Finance and Investor Relations of Akoya Biosciences. From 2008 to 2013, Mr. Benson held investment banking roles at firms including Bank of America Merrill Lynch and Morgan Stanley. Mr. Benson holds a B.S. in Biology from Duke University and an M.B.A. from Northwestern University’s Kellogg School of Management. We believe Mr. Benson’s qualifications to serve on our Board of Directors include his significant experience in finance, strategy and operations in the life sciences and healthcare sectors.

William Snider has served as a Director of the Company since 2025 and is currently a member of the Compensation Committee. Mr. Snider has more than 20 years of institutional investment experience. He currently leads growth capital investing activities as Partner at BroadOak Capital, where he has worked since 2006. Prior to BroadOak Capital, he was Partner and Co-founder of Emerging Technology Partners, LLC, a life sciences focused venture capital firm. Prior to Emerging Technology Partners, he was Vice President and Portfolio Manager at T. Rowe Price. Mr. Snider holds the Chartered Financial Analyst accreditation, and he earned his B.S.E. in Finance and M.B.A. from the Wharton School at the University of Pennsylvania. We believe Mr. Snider’s qualifications to serve on our Board of Directors include his significant experience in life sciences focused investment banking and directorship in various life sciences companies. Mr. Snider was appointed to our Board of Directors pursuant to the Loan and Security Agreement, dated December 17, 2025 by and among the Company, certain financial institutions party thereto as lenders and BroadOak Income Fund, L.P. (“BroadOak”) as the administrative agent and collateral agent, which provides BroadOak the right to nominate one member of our Board of Directors.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the year ended December 31, 2025, our Board of Directors met or acted by written consent 29 times. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors held while he or she was a Director and of the committees of which he or she was a member. The Board of Directors encourages Directors to attend the Annual Meeting of Stockholders of the Company. All four Directors in office at the time attended the 2025 Annual Meeting of Stockholders held on June 2, 2025. The non-employee Directors meet regularly in executive sessions outside the presence of management.

Board Leadership Structure

Our Board of Directors does not have a fixed policy as to whether the roles of Board Chair and Chief Executive Officer should be separated or combined. The Board believes that it is in the best interests of our Company to make this determination periodically based on the then-current circumstances, including the then-current strategic and operating environment and the composition of our Board of Directors and our management team. If there is no Board Chair or if the Board Chair is not an independent director, a Lead Independent Director is appointed by the Board. Ms. Eade was appointed Lead Independent Director in June 2025, and there is currently no Board Chair. Ms. Eade has extensive executive, corporate governance and board experience, which provides a valuable independent perspective to our Board and its leadership.

The Lead Independent Director coordinates the activities of the other independent directors and performs such other duties and responsibilities as the Board of Directors may determine, and when there is no Board Chair, the Lead Independent Director effectively functions as Chair. The duties of the Lead Independent Director include:

●	presiding at all meetings of the Board at which the Chair is not present, including executive sessions of the independent Directors;

●	calling meetings of independent Directors;

●	serving as the principal liaison between the Chair and the independent Directors;

●	approving meeting agendas for the Board;

●	approving the frequency of Board meetings and meeting schedules;

●	assuring there is sufficient time for discussion of all agenda items;

●	previewing information provided to the Board of Directors, as appropriate;

●	being available, when appropriate, for consultation and direct communication with stockholders;

●	retaining outside advisors and consultants who report directly to the Board on Board-wide issues;

●	leading, together with the Chair of the Nominating and Governance Committee, the Board of Director’s annual self-assessment; and

●	leading, together with the Chair of the Compensation Committee, the Board of Directors’ evaluation of the CEO.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The charters of each of our committees are available on the Corporate Governance page in the Investor Relations section of our website at www.harvardbioscience.com. Please note that the information contained on the Company website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Audit Committee

The Audit Committee currently consists of Mr. Benson, Ms. Eade, and Mr. Gagnon. Mr. Gagnon serves as the Chair. The Audit Committee is comprised entirely of independent Directors and operates under a Board-approved charter that sets forth its duties and responsibilities. The Audit Committee met or acted by written consent eight times during 2025.

Under its charter, the Audit Committee is responsible for, among other things:

●	reviewing our financial statements and related disclosures included in quarterly and annual financial statements, as well as quarterly earnings releases;

●	reviewing the adequacy of our system of internal controls;

●	appointing, retaining and terminating, and determining compensation of our independent auditors;

●	overseeing our independent auditors and the evaluation of the independent auditors’ qualifications, performance and independence;

●

pre-approving audit and non-audit services to be provided by the independent auditors, which may include the delegation of the pre-approval of non-audit services to one or more members of the committee;

●	assessing the independence of the independent auditors, including consideration of the auditors’ provision of non-audit services to the Company;

●	assuring the regular rotation of audit partners, including any lead and concurring partners, in accordance with applicable laws and regulations; and

●

establishing and overseeing procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Board of Directors has determined that Mr. Benson, Ms. Eade, and Mr. Gagnon are independent as such term is defined by Nasdaq rules for purposes of service on the Audit Committee. The Board of Directors has also determined that Mr. Gagnon qualifies as an “audit committee financial expert” as this term has been defined under the rules of the Securities and Exchange Commission (the “SEC”).

Compensation Committee

The Compensation Committee currently consists of Mr. DeNelsky, Mr. Gagnon, and Mr. Snider. Mr. DeNelsky serves as the Chair. The Compensation Committee is comprised entirely of independent Directors and operates under a Board-approved charter that sets forth its duties and responsibilities. The Compensation Committee met or acted by written consent five times in 2025.

Under its charter, the Compensation Committee is responsible for, among other things:

●	developing and implementing compensation policies and plans that are appropriate for the Company;

●	overseeing the administration of our executive compensation program;

●	overseeing the Company’s compensation and benefit plans and policies;

●	retaining or terminating committee advisors;

●	evaluating the independence of compensation advisors;

●	reviewing and approving awards under equity-based plans (other than to non-employee directors);

●	reviewing and approving the compensation of the Company’s executive officers; and

●	making recommendations to the Board regarding the compensation of the Company’s non-employee directors.

The Board of Directors has determined that Mr. DeNelsky, Mr. Gagnon, and Mr. Snider are independent as such term is defined by Nasdaq rules for purposes of service on the Compensation Committee.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Mr. DeNelsky and Ms. Eade. Ms. Eade serves as the Chair. The Nominating and Governance Committee is comprised entirely of independent Directors and operates under a Board-approved charter that sets forth its duties and responsibilities. The Nominating and Governance Committee met or acted by written consent four times in 2025.

Under its charter, the Nominating and Governance Committee is responsible for, among other things:

●	identifying individuals qualified to become Board members, consistent with criteria recommended by the Nominating and Governance Committee and approved by the Board of Directors;

●	recommending to the Board of Directors the nominees for election at each annual meeting of stockholders;

●	recommending to the Board of Directors the criteria for membership on the Board of Directors and its committees; and

●	assisting the Board of Directors with such corporate governance matters as the Board of Directors may request.

In identifying and evaluating nominees for the Board of Directors, the Nominating and Governance Committee may solicit recommendations from any or all of the following sources: non-management Directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate.

The Nominating and Governance Committee has established procedures for stockholders to recommend Director candidates for consideration. All stockholder recommendations for Director candidates must be submitted in writing to our Chief Financial Officer at 84 October Hill Road, Holliston, Massachusetts 01746, who will forward all recommendations to the Nominating and Governance Committee. All stockholder recommendations for Director candidates must be submitted to the Company not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to stockholders in connection with the previous year’s annual meeting. All stockholder recommendations for Director candidates must include:

●	the name and address of record of the stockholder;

●

a representation that the stockholder is a record holder of our securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”);

●

the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate;

●

a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Nominating and Governance Committee Charter;

●	a description of all arrangements or understandings between the stockholder and the proposed Director candidate;

●

the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the proxy statement, and to serve as a Director if elected; and

●	any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

The Nominating and Governance Committee will evaluate all such proposed Director candidates, including those recommended by stockholders, in compliance with the procedures established by the Nominating and Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed Director candidate. When considering a potential candidate for membership on the Board of Directors, the Nominating and Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Nominating and Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each candidate must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other Directors and candidates, in collectively serving the long-term interests of the stockholders. In addition, the Nominating and Governance Committee will recommend that the Board select candidates for nomination to help ensure that a majority of the Board shall be independent in accordance with Nasdaq rules and that each of its Audit, Compensation and Nominating and Governance Committees shall be comprised entirely of independent Directors, subject to certain exceptions under the Nasdaq rules to such requirement. Although there is no specific policy regarding the consideration of diversity in identifying Director candidates, the Nominating and Governance Committee may consider whether the candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Nominating and Governance Committee also may consider whether the candidate has direct experience in the biotechnology, pharmaceutical and/or life science research industries or in the markets in which the Company operates.

The Board’s Role in Risk Oversight

Risks to the Company are discussed by the Board of Directors during the year. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, oversees risk management. The Board reviews and discusses with management our policies with respect to risk assessment and risk management, including in relation to legal, compliance and cybersecurity matters. As appropriate, the Board discusses with management, the Audit Committee, and our independent registered public accounting firm financial risks, including with respect to financial reporting and internal controls, and the steps management has taken to address such risks. Our Board also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions.

Risk Considerations in our Compensation Programs

The Compensation Committee periodically evaluates risks arising from our policies and practices for compensating employees, and has determined that such risks are not reasonably likely to have a material adverse effect on the Company.

Non-Employee Director Stock Ownership Guidelines

Our Board has implemented equity ownership guidelines with respect to our non-employee Directors. The ownership guidelines require each non-employee member of the Board of Directors, within five years from their initial election to the Board, to own shares of our Common Stock having a value of at least three times the value of the non-employee Director annual cash retainer. With respect to satisfying the guidelines, unvested awards of restricted stock units are included in the calculation while stock options are excluded. All of our non-employee Directors were in compliance with these equity ownership guidelines as of December 31, 2025.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Directors, officers and employees of the Company and its subsidiaries including the Chief Executive Officer, the Chief Financial Officer, principal accounting officer, controller and any person performing similar functions. The Code of Business Conduct and Ethics is available on the Corporate Governance page in the Investor Relations section of our website at www.harvardbioscience.com. We intend to post any amendments to or waivers from our Code of Business Conduct and Ethics at this location on our website.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE

At Harvard Bioscience, we are committed to enabling the discovery, safety and regulatory testing, and production of tomorrow’s therapeutics. We strive to be a trusted partner to our customers by supplying products and services that enable advances in life science research and drug development across the continuum from fundamental research, therapy discovery, pre-clinical regulatory safety pharmacology and toxicology testing, to bioproduction.

We believe that conducting our business in a socially, environmentally, and ethically responsible manner is important to our long-term success and the well-being of our stakeholders.

Environmental. We strive to minimize our environmental impact, including through more efficient energy and water usage, minimizing waste and emissions, and encouraging recycling. Consistent with these goals, our product development teams strive to minimize the use of hazardous substances in our products and services and address the issue of e-waste through initiatives such as the European Union’s directives on the Restriction of Hazardous Substances (RoHS) and the treatment of waste electrical and electronic equipment (WEEE). We also work closely with our suppliers to advance the responsible sourcing of materials such as conflict minerals and compliance with the European Union’s Registration, Evaluation, Authorization and Restriction of Chemicals (REACH) regulation to manage the use of chemical substances.

Social. We believe that providing our customers with products and services that enable the development, testing, and production of tomorrow’s therapeutics plays a fundamental role in improving the health and well-being of the global community. Consistent with our mission, many of our employees are highly trained scientists and engineers that bring a unique and innovative perspective to our teams. We also participate in equal employment opportunity outreach programs and in the SkillBridge program, which provides valuable opportunities for armed service members to transition to civilian employment. We strive to foster a culture that promotes fairness, respect, opportunity for all as well as the health, safety and well-being of our employees both in and out of the workplace.

Governance. We are focused on sound corporate governance. This includes a commitment to ethics and integrity, foundational values that we believe are key to our continued success. We have established a Code of Business Conduct and Ethics that applies across all levels of our business, including our Board of Directors, senior executives and all employees worldwide. We have also established a confidential ethics hotline that allows employees to report ethical or legal concerns. More information on our governance policies and procedures and our Code of Business Conduct and Ethics is available elsewhere in this proxy statement and the Investor Relations section of our website at www.harvardbioscience.com.

REPORT OF THE AUDIT COMMITTEE

The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2025 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2025.

2.

The Audit Committee has discussed with representatives of Grant Thornton LLP the matters required to be discussed with them by applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Robert Gagnon, Chair

Katherine A. Eade

Seth Benson

DIRECTOR COMPENSATION

Our Compensation Committee is responsible for making recommendations to our Board of Directors with respect to Board compensation, and our Board of Directors is responsible for approving such compensation. Our Compensation Committee periodically reviews our Board compensation to evaluate whether it remains competitive such that we are able to recruit and retain qualified Directors. We use a mix of cash and/or stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting Board compensation, the Board of Directors and the Compensation Committee consider the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board.

Directors who are also employees of the Company receive no additional compensation for their service as Director. Non-employee Directors receive the compensation described below.

Annual Compensation of Non-Employee Directors

Annual Board and Committee Retainers

Each non-employee Director is entitled to receive an annual retainer award for service on the Board of Directors. The annual retainer includes an annual RSU retainer and an annual cash retainer.

The annual RSU retainer is granted on the fifth business day following each annual meeting of stockholders and vests in full (i) immediately prior to the Company’s next annual meeting; or (ii) one year from the date of grant, whichever is earlier, subject to the Director’s continued service through the applicable vesting date.

Each non-employee Director is entitled to receive cash retainers for Board and committee service. The Chair of each committee also receives a cash retainer in addition to the cash retainer received for service on the applicable committee. Board and committee retainers are paid quarterly in arrears.

The current annual RSU and cash retainer amounts for our non-employee directors are shown in the table below:

Role	Form of Retainer	Annual Retainer Value
Non-employee Director	RSUs	Such number of RSUs as would, on the date of grant, equal $100,000 in value

Lead Independent Director	Cash	$35,000

Non-employee Director	Cash	$35,000

Audit Committee chair	Cash	$20,000
Audit Committee member	Cash	$12,500

Compensation Committee chair	Cash	$9,000
Compensation Committee member	Cash	$9,000

Nominating and Governance Committee chair	Cash	$6,500
Nominating and Governance Committee member	Cash	$5,000

Expenses

In addition, non-employee Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

2025 Director Compensation Table

The following table presents the compensation provided to the non-employee Directors who served during the fiscal year ended December 31, 2025.

2025 Director Compensation Table
	Fees Earned or Paid	Stock Awards ($)	Option Awards ($)
Name	in Cash ($)	(1) (2)	(3)	Total ($)
Katherine A. Eade	112,250	44,600	-	156,850
Robert Gagnon	60,000	44,600	-	104,600
Seth Benson	51,750	44,600	-	96,350
Stephen DeNelsky	32,000	52,600	-	84,600
William Snider	-	86,600	-	86,600
Alan Edrick	20,375	-	-	20,375
Bertrand Loy	14,375	-	-	14,375
Thomas Loewald	15,750	-	-	15,750

(1)

Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation—Stock Compensation.” Assumptions used in the calculation of this amount are included in Note 14 to the Company’s audited financial statements for the fiscal year ended December 31, 2025 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 13, 2026.

(2)

The aggregate number of unvested RSU awards outstanding at December 31, 2025, and held by the non-employee Directors were as follows: 11,000 awards for Mr. Benson; 11,000 awards for Mr. DeNelsky; 11,000 awards for Ms. Eade; 11,000 awards for Mr. Gagnon; and 11,000 awards for Mr. Snider.

(3)	The aggregate number of stock options outstanding at December 31, 2025, and held by the non-employee Directors were as follows:

Name	Aggregate Number of Stock Options Outstanding
Seth Benson	-
Stephen DeNelsky	-
Katherine A. Eade	8,760
Robert Gagnon	-
William Snider	-

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our current executive officers are:

Name	Age	Position
John Duke	55	President and Chief Executive Officer
Mark Frost	63	Chief Financial Officer and Treasurer

Biographical information for Mr. Duke is provided above under the heading “Directors of Harvard Bioscience, Inc.”

Mr. Frost, age 63, joined the Company as a consultant in January 2025, was named Interim Chief Financial Officer and Treasurer as of May 12, 2025 and was appointed Chief Financial Officer in March 2026. From April 2021 to June 2024, Mr. Frost was Chief Financial Officer of Fathom (NYSE), a digital manufacturing company providing prototype and bridge production capability to accelerate new product development for Fortune 500 companies. From March 2018 to August 2020, Mr. Frost served as Chief Financial Officer for Argon Medical Devices, a medical devices company planning to go public in Hong Kong. Prior to Argon, Mr. Frost was Chief Financial Officer for three public Healthcare companies including Analogic (NASDAQ), AngioDynamics (NASDAQ) and AMRI (NASDAQ). Mr. Frost began his career with General Electric, where he held a variety of finance roles over the course of 14 years. Mr. Frost holds a B.A. in International Relations and Economics from Colgate University. He is also a graduate of the INSEAD Global Executive Program and GE Financial Management Program.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis, which should be read together with the executive compensation tables set forth below, provides information regarding our executive compensation program for our executive officers. Our executive officers during 2025, and who remain with the Company in 2026, were:

Name	Title
John Duke	President and Chief Executive Officer

Mark Frost	Chief Financial Officer and Treasurer

Objectives of Our Executive Compensation Programs

Our compensation programs for our executive officers are designed to achieve the following key objectives:

●	attract and retain high performing and experienced executives;

●	motivate and reward executives whose knowledge, skills and performance are deemed critical to our success;

●	align the interests of our executives and stockholders by motivating executives to increase stockholder value and rewarding executives when stockholder value increases;

●	foster a shared commitment among executives by coordinating their goals; and

●

motivate our executives to manage our business to meet our short- and long-term objectives, and reward them for meeting these objectives, including growing our revenues, earnings per share, total market capitalization and share price.

Role and Authority of the Compensation Committee

The Compensation Committee oversees our executive compensation programs. In this role, the Compensation Committee reviews and approves the compensation of our executive officers. Additional information about the Compensation Committee, including its composition and responsibilities, can be found under the heading “Compensation Committee” above. The Compensation Committee’s practice has been to establish fiscal year base salaries, and to approve bonus programs and long-term incentive awards, on an annual basis. From time to time, the Compensation Committee makes other adjustments to individual compensation arrangements due to promotions, changes of responsibilities or other appropriate circumstances, and may delegate its authority to subcommittees as needed,.

Role of Independent Compensation Consultant

The Compensation Committee engages an independent compensation consultant to provide guidance with respect to the development and implementation of our compensation programs. The Compensation Committee utilizes input from its compensation consultant in determining the appropriate compensation, including base salary, bonus and equity grants, with respect to our named executive officers. The Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant for 2025.

FW Cook provides no services to the Company other than those performed on behalf of the Compensation Committee. The Compensation Committee considers the independence of its compensation consultant on an annual basis.

Role of Management

The Compensation Committee receives input from our Chief Executive Officer and other members of our senior management team with respect to compensation programs for our executives. The Compensation Committee also receives input from our Chief Executive Officer on the performance of our other executives and on compensation decisions for those executives. The Compensation Committee considers, but is not bound by and does not always accept, the recommendations of our Chief Executive Officer or the other members of our management team with respect to compensation matters. While our Chief Executive Officer and other members of our senior management team typically attend Compensation Committee meetings, the Compensation Committee regularly meets in executive session without management present. Our Chief Executive Officer is not present during voting or deliberations on his compensation. The Compensation Committee also makes compensation decisions with respect to our other executives without them present.

Bases for Our Compensation Policies and Decisions

As a general guideline, the Compensation Committee seeks to establish the target compensation of our executive officers at approximately the median of similarly situated executives, assuming that our Company meets the performance targets established for incentive-based programs. An individual executive’s target compensation may be higher or lower than this guideline based on his or her particular background, experience and performance, market factors, internal equity, and our Company’s financial position. These factors are weighed by the Compensation Committee in its judgment, and no one factor takes precedence over the others.

Compensation Practices

Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives:

●	market comparison of executive compensation against a relevant peer group, as appropriate;

●	use of an independent compensation consultant reporting directly to the Compensation Committee and providing no other services to the Company;

●	double-trigger vesting for equity awards in the event of a change in control;

●	limited perquisites;

●	executive stock ownership guidelines;

●	clawback provisions, including a Dodd-Frank compliant clawback policy applicable to our executive officers;

●	anti-short selling, anti-margin and hedging policies; and

●	an annual say-on-pay vote.

Compensation Elements

The elements of our executive compensation program include base salary, cash incentive bonuses, long-term equity incentive compensation, employment agreements and broad-based benefits programs. We have not adopted any formal guidelines for allocating total compensation between long-term and short-term compensation, cash compensation and non-cash compensation, or among different forms of non-cash compensation.

Base Salary

We pay our executive officers a base salary, which our Compensation Committee reviews and determines annually. We believe that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance. Our Compensation Committee established the 2025 annualized base salary of each of our named executive officers as follows:

Executive	2025 Base Salary	2024 Base Salary	Change from Prior Year
John Duke	$480,000	$-	-
Mark Frost	$320,000	$-	-
James W. Green	$480,000	$600,000	-20.0%
Jennifer Cote	$247,200	$309,000	-20.0%

In view of the Company’s financial condition, Mr. Green’s base salary was reduced by twenty percent (20%) beginning in November 2024. Ms. Cote’s base salary was reduced by twenty percent (20%) beginning in October 2024. These reductions continued through the end of 2024.

Cash Incentive Bonuses

Our 2025 annual cash incentive bonus plan (the “2025 Annual Cash Incentive Plan”), was not approved by the Compensation Committee, because the Company’s financial performance did not satisfy the thresholds for payouts under the plan. The Annual Cash Incentive Plan was designed to encourage our executives to achieve predetermined corporate financial performance objectives. The 2025 Annual Cash Incentive Plan emphasized pay for performance and was intended to align executive compensation with the achievement of specified operating results.

2025 Target Award
Executive	(% of Base Salary)
John Duke (1)	80%
James W. Green(3)	-
Mark Frost(2)	60%
Jennifer Cote(3)	-

(1)

Under Mr. Duke’s employment agreement, commencing with fiscal year 2026 and each fiscal year thereafter while his employment agreement is in effect, Mr. Duke shall be eligible to receive cash incentive compensation of up to eighty percent (80%) of his base salary. During 2025, Mr. Duke received a cash incentive bonus in the amount of $100,000 upon the Company’s repayment in full of the indebtedness due under the Company’s term loan.

(2)

Under Mr. Frost’s employment agreement, commencing with fiscal year 2026 and each fiscal year thereafter while his employment agreement is in effect, Mr. Frost shall be eligible to receive cash incentive compensation of up to sixty percent (60%) of his base salary. During 2025, Mr. Frost received a cash incentive bonus in the amount of $100,000 upon the Company’s repayment in full of the indebtedness due under the Company’s term loan.

(3)	The Compensation Committee evaluated our 2025 performance against goals and determined that neither Mr. Green nor Ms. Cote were eligible to receive a payment under the 2025 Annual Cash Incentive Plan.

Long-Term Equity Incentive Compensation

We typically grant long-term equity incentive awards in the form of time- and performance-based RSUs to executives as part of our total compensation package. These awards generally represent a significant portion of total executive compensation. We use long-term equity incentive awards to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so.

The long-term equity incentive awards for our named executive officers generally consist of the following two elements:

●

Time-based RSUs, which serve as a retentive device and provide an interest in the value of the Company’s shares, because, even though they vest over time, they provide recipients with a certain equity interest, assuming continued employment. In addition to promoting retention, time-based RSUs further align executives’ interests with the interests of shareholders and provide a long-term ownership mentality as well as motivation to succeed in the long term.

●

Market condition-based RSU’s, which provide an additional incentive for executive officers to create shareholder value. The vesting of the RSUs awarded in 2025 is linked to the achievement of a relative total shareholder return (“TSR”) of the Company’s common stock during the period from August 8, 2025 to July 30, 2028, measured relative to the Russell 2000 index, subject to the terms set forth in an award agreement.

The Compensation Committee’s decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on its understanding of market practices of our comparable companies and take into account additional factors such as level of individual responsibility, experience and performance. The vesting of our long-term equity incentive compensation is typically subject to continued employment with our Company, and in some instances, to acceleration in connection with certain termination events and a change-in-control.

For Mr. Duke, the time-based and performance-based RSUs each comprised 50% of the total 2025 long-term equity award value, based on the grant date fair market value of the award.

The Compensation Committee approved the following long-term equity incentive awards for our named executive officers in 2025:

Name	Award Value ($)	Number of Market Condition RSUs	Number of Time-based RSUs
John Duke	598,900	50,000	50,000
Mark Frost	35,210	-	10,000
James W. Green	-	-	-
Jennifer Cote	-	-	-

In 2025, Mr. Duke received an award of time-based RSUs that vest in three equal installments on each of August 8, 2026, 2027 and 2028.

In 2025, Mr. Frost received an award of time-based RSUs that vest on May 12, 2026.

In 2025, Mr. Duke received an award of market condition-based RSUs, the vesting of which was based on the relative TSR of our Common Stock as compared to companies in the Russell 2000 stock index during the period beginning on August 8, 2025 and ending on July 20, 2028 (the “Performance Period”). Based on the Company’s relative TSR over the Performance Period, none of the performance-based RSUs awarded to Mr. Duke vested based on 2025 performance. Mr. Frost did not receive an award of performance-based RSUs in 2025.

Vesting of both the market condition-based RSUs and time-based RSUs is subject to the executive’s continued employment with the Company on the applicable vesting date.

Broad-Based Benefits Programs

All full-time employees in the United States, including our named executive officers, may participate in our Employee Stock Purchase Plan and in our health and welfare benefit programs, including medical coverage, dental coverage, disability insurance, life insurance and our 401(k) plan. The 401(k) plan provides for matching contributions equal to 100% of each dollar contributed up to 1% of eligible compensation plus 50% of each additional 1% of eligible compensation up to 6% for a maximum matching contribution of 3.5%. We offer similar plans in certain foreign countries.

Executive Stock Ownership Guidelines

At the recommendation of our Compensation Committee, our Board of Directors has implemented executive stock ownership guidelines with respect to our named executive officers. The ownership guidelines require that, within five years from their initial appointment or designation as named executive officers, our named executive officers own our Common Stock with a market value equal to at least three times their respective annual base salary. With respect to satisfying such guidelines, stock options are excluded in the calculation while shares owned outright or beneficially owned (as defined under Rule 13d-3 of the Exchange Act), restricted shares, including shares granted but not vested, shares issuable upon the settlement of RSUs and shares acquired pursuant to our Employee Stock Purchase Plan are all included. The Compensation Committee monitors compliance with the stock ownership guidelines. Our named executive officers were in compliance with these guidelines as of December 31, 2025.

Clawbacks

The Company adopted a Dodd-Frank Clawback Policy on October 31, 2023 (the “Clawback Policy”) that complies with the SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related Nasdaq listing requirements. The Clawback Policy provides that, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under federal securities laws, erroneously awarded incentive-based compensation received by current and former executive officers during the three completed fiscal years immediately preceding the date that the Company is required to prepare such accounting restatement shall be subject to recovery by the Company.

The Company’s right of recovery under the Clawback Policy is in addition to any other remedies or rights of recovery that may be available to the Company under applicable law or pursuant to other Company policies or agreements, including the clawback provision of the Company’s 2021 Incentive Plan, as may be amended from time to time (the “2021 Incentive Plan”). All awards under the 2021 Incentive Plan (including time- and performance-based awards) and any shares issued pursuant to such awards will be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or if the Company or its subsidiaries terminate a grantee’s service relationship due to the grantee’s gross negligence or willful misconduct, or determine there are grounds for such a termination (whether or not such actions also constitute “cause” under an award agreement), any awards under the 2021 Incentive Plan, whether or not vested, as well as any shares of stock issued pursuant to awards under the 2021 Incentive Plan shall be subject to forfeiture, recovery and “clawback.” The 2021 Incentive Plan also provides that, if a participant has engaged in any detrimental activity (including noncompliance with restrictive covenants), as determined by the Compensation Committee, the Compensation Committee may, in its sole discretion, provide for cancellation of any or all of such participant’s outstanding awards (including time-and performance-based awards and/or forfeiture by the participant of any gain realized in respect of awards, and repayment of any such gain promptly to the Company.

The 2021 Incentive Plan also provides that, unless otherwise specifically provided in an award agreement, and to the extent permitted by applicable law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Compensation Committee may, without obtaining the approval or consent of the Company’s shareholders or of any participant, require that any participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any awards granted or settled under the 2021 Incentive Plan, or the Compensation Committee may require the termination or rescission of, or the recapture associated with, any award, in excess of the amount the participant would have received under the accounting restatement.

Insider Trading Policy

The Company has adopted an Insider Trading Policy that includes procedures governing the purchase, sale and/or other disposition of our securities by directors, officers and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. A copy of the Company’s Insider Trading Policy is filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 13, 2026.

Anti-Short Selling, Anti-Margin and Hedging Policies

The Company’s Insider Trading Policy explicitly prohibits directors, officers, employees, contractors and part-time and temporary workers in possession of material non-public information from (i) buying, selling, or otherwise transacting in Company’s securities, including common stock, options and any other securities that the Company may issue, such as preferred stock, notes, bonds and convertible securities, as well as derivative securities; and (ii) disclosing information to another individual for the purpose of enabling such individual to trade in the Company’s securities on the basis of such information. The Insider Trading Policy also explicitly prohibits directors, officers, employees, contractors and part-time and temporary workers, whether or not in possession of material non-public information, from (i) engaging in transactions designed to hedge or offset economic risks of owning the Company’s securities, including short sales of the Company’s securities and selling security futures related to the Company’s securities; (ii) trading in options or derivatives related to the Company’s securities; and (iii) and purchasing the Company’s securities on margin (i.e. borrowing money to fund the stock purchase) other than the cashless exercises of employee stock options.

Policies and Practices Related to the Timing of Certain Equity Awards

The Company has no formal policy with regard to the timing of equity awards in relation to the disclosure of material nonpublic information and the Board and Compensation Committee make no determinations as to the timing of such awards in relation to the disclosure of material nonpublic information. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

2025 SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by (i) John Duke, our President and Chief Executive Officer during the year ended December 31, 2025, (ii) Mark Frost, our Chief Financial Officer and Treasurer during the year ended December 31, 2025, (iii) James Green, our former President and Chief Executive Officer during the year ended December 31, 2025 and 2024 and (iv) Jennifer Cote, our former Chief Financial Officer and Treasurer during the year ended December 31, 2025 and 2024.

Name and Principal	Year	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan	All Other		Total
Position		($)	($)	($)(1)	($)(2)	($)		($)
John Duke	2025	203,077	100,000	598,900	-	3,231		905,208
President & Chief Executive Officer (4)	2024	-	-	-	-	-		-
Mark Frost	2025	201,846	100,000	35,210	-	6,462		343,518
Chief Financial Officer & Treasurer (5)	2024	-	-	-	-	-		-

James W. Green	2025	336,923	-	-	-	18,900	(3)	355,823
Former Chairman, President & Chief Executive Officer (6)	2024	513,431	-	1,800,000	-	23,145	(3)	2,336,576
Jennifer Cote	2025	118,846	-	-	-	4,160		123,006
Former Chief Financial Officer and Treasurer (7)	2024	293,654	-	300,000	-	8,947		602,601

(1)

During the year ended December 31, 2025, the Company granted service-based RSUs and market condition-based RSUs. During the year ended December 31, 2024, the Company granted service-based RSUs and performance-based RSUs (“PRSUs”). The value in the Stock Awards column represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The Stock Awards column includes PRSUs and market condition-based RSUs granted at target values. For additional information on the maximum amounts that could be earned if all metrics are achieved at the highest levels, see the Long-Term Equity Incentive Compensation section above. See Note 14 to the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2025 for a discussion of the assumptions used in valuation of stock awards. The number of shares earned pursuant to the PRSU awards can vary between 0% and 150% of the number of PRSUs awarded, depending on actual performance. The PRSU awards for 2024 comprise performance condition awards. The values shown for the 2024 performance condition awards assume target performance. The grant date fair value of the 2024 PRSU Awards, assuming maximum performance, would be $1,350,000 for Mr. Green and $225,000 for Ms. Cote. See Note 14 to the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2024 for a discussion of the assumptions used in valuation of stock awards.

(2)	No amounts were earned under the 2025 or 2024 annual cash incentive bonus plans.

(3)

Amounts shown for 2025 include $8,000 for personal usage of Company leased automobile and $10,900 in matching contributions made by the Company to Mr. Green’s tax-qualified 401(k) Savings Plan account. Amounts shown for 2024 include $12,000 for personal use of Company leased automobile and $11,145 in matching contributions made by the Company to Mr. Green’s tax-qualified 401(k) Savings Plan account.

(4)	Mr. Duke was appointed as our President and Chief Executive Officer effective July 28, 2025.

(5)	Mr. Frost was appointed as our Interim Chief Financial Officer and Treasurer effective May 13, 2025, and became Chief Financial Officer effective March 6, 2026.

(6)	Mr. Green resigned as our Chairman, President, and Chief Executive Officer effective August 15, 2025.

(7)	Ms. Cote resigned as our Chief Financial Officer and Treasurer effective May 16, 2025.

Employment Agreements

Chief Executive Officer

We have entered into an amended and restated employment agreement with Mr. John Duke, dated March 6, 2026. Pursuant to this agreement, Mr. Duke will receive an annual base salary of $515,000, subject to annual review beginning in 2027, and the term of Mr. Duke’s employment was extended until July 16, 2027. The term of Mr. Duke’s employment shall automatically be extended for two additional years following the end of the term then in effect, subject to terms in this agreement. In lieu of the annual bonus for fiscal year 2025, Mr. Duke earned a cash bonus in the gross amount of $100,000, less applicable deductions and withholdings, based on the successful refinancing of the Company’s credit facility. Mr. Duke is also eligible to receive annual cash incentive compensation of up to 80% of his base salary, payable upon meeting objectives as determined by the Board or a committee thereof, from time to time in their sole discretion. In fiscal year 2026, Mr. Duke shall be eligible to receive annual equity grants, in the sole discretion of the Board or a committee thereof. For 2026, the target equity grant awarded was 75,000 restricted stock units that will vest in three equal installments on March 20, 2027, 2028, and 2029, subject to the terms set forth in an award agreement. Mr. Duke is also eligible to participate in other incentive compensation plans as the Board of Directors or Compensation Committee shall provide for the Company’s senior executive officers.

Chief Financial Officer

We entered into an amended and restated employment agreement with Mr. Frost dated March 6, 2026, in connection with his appointment as our Chief Financial Officer. Under the agreement, Mr. Frost will receive an annual base salary of $375,000, subject to annual review beginning in 2027. The term of Mr. Frost’s employment shall automatically be extended for two additional years following the end of the term then in effect, subject to terms in this agreement. In fiscal year 2025, Mr. Frost earned a cash bonus in the gross amount of $100,000, less applicable deductions and withholdings, based on the successful refinancing of the Company’s credit facility. In fiscal year 2026, Mr. Frost shall be eligible to receive annual equity grants, in the sole discretion of the Board or a committee thereof. For 2026, the target equity grant award was 30,000 restricted stock units that will vest in three equal installments on March 20, 2027, 2028, and 2029, subject to the terms set forth in an award agreement. Mr. Frost is also eligible to participate in other incentive compensation plans as the Board of Directors or Compensation Committee shall provide for the Company’s senior executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END—2025

The following table sets forth information concerning the number and value of exercisable and unexercisable options to purchase Common Stock, and the number of time-based and performance-based RSUs held by the applicable named executive officers (“NEOs”) noted below as of December 31, 2025.

	Option Awards				Stock Awards
Named Executive Officers	Number of Securities Underlying Unexercised Options (#) Exerciseable	Number of Securities Underlying Unexercised Options (#) Unexerciseable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

John Duke	-	-	-		50,000	(2)	335,000	50,000	(3)	335,000

Mark Frost					10,000	(4)	67,000

James W. Green	-	-	-		-		-	10,143	(5)	67,959
	-	-	-		-		-	-		-

Jennifer Cote					-		-	-		-
					-		-	-		-

(1)	Based on a closing stock price of $6.70 per share on December 31, 2025, the last trading day of 2025.

(2)

These RSUs were granted on August 8, 2025 and, assuming continued employment with the Company, the unvested shares vest in equal installments on each of August 8, 2026, August 8, 2027 and August 8, 2028.

(3)

These performance-based RSUs were granted on August 8, 2025 subject to relative TSR vesting conditions. The RSUs will vest in full on July 30, 2028, and are linked to the achievement of a relative total shareholder return of the Company’s Common Stock from August 8, 2025 to the earlier of July 30, 2028 or the date of a change of control (measured relative to the companies in the Russell 2000 Index and based on the 20-day trading average beginning on the first day of the measurement period and ending on the last day of the measurement period). The target number of these RSUs that may be earned is noted above; the maximum amount is 150% of the amount reported.

(4)	These RSUs were granted on May 12, 2025 and, assuming continued employment with the Company, the unvested shares vest in full on May 12, 2026.

(5)

These performance-based RSUs were granted on March 5, 2024, and will vest based on the three year compound annual growth rate (“CAGR”) of the Company’s organic revenue, using the Company’s reported revenue for the year ended December 31, 2023 as the baseline, compared to the Company’s organic revenue for the year ending December 31, 2026. The RSUs will vest on March 19, 2027, subject to the Compensation Committee’s determination of final performance. The target number of RSUs that may be earned is shown above; the maximum amount is 150% of the amount shown.

Potential Payments upon Termination or Change-in-Control

The employment agreements with Mr. Duke and Mr. Frost require the Company to provide certain payments and benefits in the event of a termination of the executive’s employment by us without cause, by the executive for good reason, upon death or disability or in relation to a change-in-control. The events constituting cause, good reason and a change-in-control are specified in the respective agreement. Such benefits include, without limitation, accrued and unpaid base salary to the date of termination, accrued and unused vacation, and if to the extent required by law, any bonuses or other compensation actually earned for periods ended prior to the termination event. These employment agreements also provide change-in-control benefits and have customary best net/modified economic cutback provisions in relation to Section 280G of the Internal Revenue Code. In some instances, the executive’s receipt of such payments and other benefits in connection with such a termination is subject to the executive signing a general release of claims, as provided in the respective employment agreement.

Mr. Duke

If Mr. Duke’s employment is terminated due to death or disability, all unvested stock options and other stock-based equity awards shall immediately vest in full and become exercisable. We will also pay a cash lump sum equal to the value of his accrued and unpaid base salary, accrued and unused vacation, and if to the extent required by law, any bonuses or other compensation actually earned for the relevant periods (the “Accrued Obligations”). Additionally, we will pay Mr. Duke’s and his eligible dependents’ monthly COBRA premiums for up to twelve (12) months following the date of termination.

If Mr. Duke terminates his employment for good reason or if his employment is terminated by the Company without cause, the Company will pay him a cash lump sum equal to the value of his Accrued Obligations. Additionally, subject to the release of certain claims, Mr. Duke will receive cash payments in equal installments over a period of one year equal to the sum of (x) twelve (12) months of the his base salary rate at the date of termination, and (y) one hundred percent (100%) of his target annual bonus for the fiscal year in which the date of termination occurs (the “Severance Amount”). Upon the date of termination, (a) each unvested stock-based grant and award held by Mr. Duke that is a time-based RSU will vest pro rata such that an additional number of RSUs will vest equal to one-third (1/3) of the total number of RSUs granted pursuant to his RSU agreement multiplied by the number of full months elapsed from the most recent vesting date to the date of termination divided by twelve (12), and (b) for each performance-based RSU, the number of RSUs constituting the target award shall be adjusted by multiplying the then current number of RSUs constituting the target award effective immediately prior to the date of termination by the number of full months elapsed from the date of grant to the date of termination divided by thirty-six (36), and such as-adjusted number of RSUs shall continue to be eligible to vest in accordance with the vesting schedule set forth in the RSU grant notice and the RSU agreement. We will also pay Mr. Duke’s and his eligible dependents’ monthly COBRA premiums for up to twelve (12) months following the date of termination.

If Mr. Duke resigns other than for good reason or the Company terminates his employment for cause, we will pay him for his Accrued Obligations.

If Mr. Duke terminates his employment for good reason or if his employment is terminated by the Company without cause in connection with a change-in-control, the Company will pay (i) a cash lump sum to Mr. Duke equal to the Severance Amount and (ii) Mr. Duke’s and his eligible dependents’ monthly COBRA premium for up to twelve (12) months following the date of termination. Upon the later of the date of termination or effective date of the change in control, all stock-based awards granted to Mr. Duke by the Company shall immediately accelerate and become exercisable or non-forfeitable.

Mr. Frost

If Mr. Frost’s employment is terminated due to death or disability, all unvested stock options and other stock-based equity awards shall immediately vest in full and become exercisable. We will also pay a cash lump sum equal to the value of his Accrued Obligations. Additionally, we will pay for the value of his COBRA premiums for a period of twelve (12) months following such termination that may be used by the executive or his spouse and dependents, as applicable, to pay for health insurance coverage that is substantially similar to the coverage the executive and his eligible dependents received prior to the termination.

If Mr. Frost terminates his employment for good reason or if his employment is terminated by the Company without cause, the Company will pay a cash lump sum equal to the value of his Accrued Obligations. Additionally, subject to the release of certain claims, Mr. Frost will receive cash payments in equal installments over a period of one year equal to the Severance Amount. Upon the date of termination, (a) each unvested stock-based grant and award held by Mr. Frost that is a time-based RSU will vest pro rata such that an additional number of RSUs will vest equal to one-third (1/3) of the total number of RSUs granted pursuant to his RSU agreement multiplied by the number of full months elapsed from the most recent vesting date to the date of termination divided by twelve (12), and (b) for each performance-based RSU, the number of RSUs constituting the target award shall be adjusted by multiplying the then current number of RSUs constituting the target award effective immediately prior to the date of termination by the number of full months elapsed from the date of grant to the date of termination divided by thirty-six (36), and such as-adjusted number of RSUs shall continue to be eligible to vest in accordance with the vesting schedule set forth in the RSU grant notice and the RSU agreement. We will also pay Mr. Frost’s and his eligible dependents’ monthly COBRA premium for up to twelve (12) months following the date of termination.

If Mr. Frost resigns other than for good reason or the Company terminates his employment for cause, we will pay him for his Accrued Obligations.

If Mr. Frost terminates his employment for good reason or if his employment is terminated by the Company without cause in connection with a change-in-control, the Company will pay (i) a cash lump sum to Mr. Frost equal to the Severance Amount and (ii) Mr. Frost’s and his eligible dependents’ monthly COBRA premiums for up to twelve (12) months following the date of termination. Upon the later of the date of termination or effective date of the change in control, all stock-based awards granted to Mr. Frost by the Company shall immediately accelerate and become exercisable or non-forfeitable.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance of the Company. For further information about how we align executive compensation with the Company’s performance, please refer to the Compensation Discussion and Analysis, above. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our named executive officers including with respect to RSUs and PRSUs.

The following table sets forth the compensation for our principal executive officer and the average compensation for certain of our other named executive officers, each as reported in the Summary Compensation Table and with certain adjustments to reflect Compensation Actually Paid as defined under the SEC rules. The table also provides information with respect to cumulative TSR and net loss.

Pay Versus Performance
(a)	(b1)	(b2)	(c1)	(c2)	(d)	(e)	(f)	(h)
Year	Summary compensation table total for PEO	Summary compensation table total for PEO	Compensation actually paid to PEO	Compensation actually paid to PEO	Average summary compensation table total for non-PEO named executives	Average compensation actually paid to non-PEO named executive officers	Value of initial fixed $100 investment based on total shareholder return	Net Loss (in thousands)
2025	$905,208	$355,823	$2,279,108	$97,166	$343,518	$445,728	$9.50	$(56,700)
2024	$-	$2,336,576	$-	$(2,039,133)	$602,601	$186,797	$29.93	$(12,405)
2023	$-	$2,392,240	$-	$7,219,371	$571,272	$891,006	$75.89	$(3,415)

Pay Versus Performance

(1)

The dollar amounts reported in columns (b1) and (b2) are the amounts of total compensation reported for Mr. Duke and Mr. Green (our Principal Executive Officer and Former Principal Executive Officer), respectively, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”

(2)

The dollar amounts reported in columns (c1) and (c2) represent the amount of “compensation actually paid” to our Principal Executive Officer and Former Principal Executive Officer, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our Principal Executive Officer and Former Principal Executive Officer during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to our Principal Executive Officer’s and our former Principal Executive Officer’s total compensation for each year to determine the compensation actually paid:

(a)	(b)	(c)	(d)	(e)	(f)
	PEO Stock Award Adjustments
Year	Amounts reported in “Stock Awards” column in SCT	Awards forfeited during year using prior year-end values	Year-end fair value of awards granted during covered fiscal year that were outstanding and unvested at year-end	Year-over-year change in fair value at year-end of awards granted in prior fiscal years that were outstanding and unvested at year-end	Change as of vesting date (from end of prior fiscal year) in fair value of awards granted in prior fiscal years for which all applicable vesting conditions were satisfied during covered fiscal year
2025	598,900	-	775,000	-	-
2024	(1,800,000)	(782,064)	906,443	(2,126,986)	(573,102)
2023	(1,772,760)	-	3,470,396	624,933	2,504,562

(3)

The dollar amounts reported in column (d) represent the average of the amounts reported for our named executive officers as a group (excluding our Principal Executive Officer) in the “Total” column of the Summary Compensation Table in each applicable year. The named executive officer included for purposes of calculating the average amounts in each applicable year was, for fiscal year 2022, Mr. Michael Rossi and Mr. Kenneth Olson, and for fiscal years 2023 and 2024, Ms. Cote (the “Other NEOs”).

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Other NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Other NEOs (excluding our Principal Executive Officer) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Other NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note 2.

(a)	(b)	(c)	(d)	(e)	(f)
Non-PEO Named Executice Officers Stock Award Adjustments
Year	Amounts reported in “Stock Awards” column in SCT	Awards forfeited during year using prior year-end values	Year-end fair value of awards granted during covered fiscal year that were outstanding and unvested at year-end	Year-over-year change in fair value at year-end of awards granted in prior fiscal years that were outstanding and unvested at year-end	Change as of vesting date (from end of prior fiscal year) in fair value of awards granted in prior fiscal years for which all applicable vesting conditions were satisfied during covered fiscal year
2025	35,210	-	67,000	-	-
2024	(300,000)	-	151,076	(161,974)	(104,906)
2023	(210,000)	-	424,134	28,821	76,779

(5)	Total shareholder return in column (f) assumes $100 was invested in our Common Shares on December 31, 2021.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail under Compensation Discussion and Analysis, above, a significant portion of our Principal Executive Officer’s compensation is linked directly to our Company’s financial and stock price performance. As reflected in columns (c) and (f) of the Pay Versus Performance table, the year-over-year changes in the compensation actually paid to our Principal Executive Officer were driven primarily by the year-over-year changes in our Company’s stock price and the impact of those stock price changes on the value of his unvested and outstanding equity awards. For 2025, the compensation actually paid to our Principal Executive Officer reflects the substantial year-over-year decrease in the Company’s stock price from 2023 to 2024, and for 2023, the compensation actually paid to our Principal Executive Officer reflects the year-over-year stock price increase over the prior year period. These amounts reflect the alignment between the compensation of our Principal Executive Officer with the interests of our shareholders. The compensation actually paid to our Other NEOs follows a similar trend.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our outstanding Common Stock as of April 7, 2026 by: (i) all persons known by us to own beneficially more than 5% of our Common Stock; (ii) each of our Directors and nominees for Director; (iii) each of the named executive officers; and (iv) all of our Directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 7, 2026 through the exercise of any warrant, stock option or other right. The inclusion in this proxy statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options currently exercisable, or exercisable within 60 days after April 7, 2026 are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Shares	Percent(1)
Greater than 5% Holders
Entities affiliated with William Snider(2)	846,000	15.79%
Leviticus Partners, L.P. / AHM Equity, LLC.(3)	340,160	7.54%
32 Old Mill Road
Great Neck, NY 11023

Weber Capital Management, LLC(4)	320,038	7.10%
580 California Street, Suite 1663
San Francisco, CA 94104

Non-Employee Directors(11)
Seth Benson(5)	11,000	*
Stephen DeNelsky(6)	10,000	*
Robert Gagnon(5)	11,000	*
William Snider(2)	846,000	15.79%
Katherine A. Eade(7)	50,872	1.12%

Named Executive Officers(11)
John Duke(8)	5,000	*
Mark Frost(9)	17,500	*
James Green	207,756	4.61%
Jennifer Cote	8,541	*
All Current Directors and Executive Officers, as a group (7 persons)(10)	951,372	17.03%

(1) Based on 4,510,217 shares outstanding on April 7, 2026, together with any applicable options, restricted stock units and warrants for each stockholder.

(2) Based on information known to us and a Schedule 13D filed by BroadOak Income Fund, L.P. with the SEC on March 23, 2026, includes 750,000 shares that are issuable to BroadOak Income Fund, L.P. upon conversion of an outstanding term loan, 15,000 shares issuable to BroadOak Fund VI, L.P. upon the exercise of warrants within 60 days of April 7, 2026, 60,000 shares issuable to BroadOak Income Fund, L.P. upon the exercise of warrants within 60 days of April 7, 2026 and 21,000 shares of common stock directly owned by William Snider. Mr. Snider is Manager of BroadOak Income Fund, L.P. and BroadOak Fund VI, L.P. The address of Mr. Snider and entities affiliated with him is 4800 Montgomery Lane, Suite 320, Bethesda, MD 20814.

(3) This information is based solely upon a Schedule 13G/A filed by Leviticus Partners, L.P. with the SEC on February 12, 2026, reporting sole voting and dispositive power of 340,160 shares.

(4) This information is based solely upon a Schedule 13G/A filed by Weber Capital Management, LLC with the SEC on May 8, 2025, reporting sole voting and dispositive power of 320,038 shares.

(5) Includes 11,000 RSUs that fully vest on the earlier to occur of (i) the date of the Issuer's next Annual Meeting of Stockholders after July 16, 2025, immediately prior to the commencement of such meeting, and (ii) July 16, 2026.

(6) Includes 10,000 shares of common stock.

(7) Includes 31,112 shares of common stock, options to acquire 8,760 shares that are exercisable within 60 days after April 7, 2026 and 11,000 RSUs that fully vest on the earlier to occur of (i) the date of the Issuer's next Annual Meeting of Stockholders after July 16, 2025, immediately prior to the commencement of such meeting, and (ii) July 16, 2026.

(8) Includes 5,000 shares of common stock.

(9) Includes 7,500 shares of common stock and 10,000 RSUs that will fully vest within 60 days after April 7, 2026.

(10) Includes (i) 74,612 shares of common stock of common stock directly owned by current directors and executive officers listed in the above table, (ii) 126,760 shares of common stock underlying outstanding stock options and warrants exercisable within 60 days of April 7, 2026, and RSUs that may vest within 60 days of April 7, 2026 and (iii) 750,000 shares of common stock that are issuable upon conversion of an outstanding term loan.

(11) The address for all directors and named executive officers is c/o Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746 unless otherwise indicated.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2025 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.

Number of Securities
		Weighted	Remaining Available
	Number of Securities to	Average Exercise	For Future Issuance
	be Issued Upon Exercise	Price of	Under Equity
	of Outstanding Options,	Outstanding	Compensation Plans
	Restricted Stock Units,	Options, Warrants,	(Excluding Securities
Plan Category	Warrants and Rights	And Rights	Reflected In Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	243,238	$34.00	646,523

Equity compensation plans not approved by security holders	-	$0.00	-

Total	243,238		646,523

(1)

Consists of the 2021 Incentive Plan and the Harvard Bioscience, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”). Number of securities in column (a) for plans approved by stockholders consists of 16,401 outstanding stock options and 226,837 RSUs.

(2)	Represents 646,520 shares available for future issuance under the 2021 Incentive Plan and 3 shares available for future issuance under the ESPP.

TRANSACTIONS WITH RELATED PERSONS

The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(a) of Regulation S-K promulgated by the SEC. Pursuant to the Audit Committee charter, the Audit Committee reviews these related person transactions on an ongoing basis and the approval of the Audit Committee is required for all such transactions. The Audit Committee relies on management to identify related person transactions and bring them to the attention of the Audit Committee.

Since the fiscal year beginning January 1, 2024, we were not a participant in any related person transactions that required disclosure under this heading, other than as follows:

As previously disclosed, on December 17, 2025, we, as borrower, entered into a Loan and Security Agreement (the “Loan Agreement”) with certain financial institutions party thereto as lenders (the “Lenders”), including but not limited to BroadOak Income Fund and BroadOak Fund VI, and with BroadOak Income Fund as the administrative agent and collateral agent (in such capacity, the “Administrative Agent”). William Snider is a partner of BroadOak Capital Partners, and manager of BroadOak Income Fund and BroadOak Fund VI, and joined our Board of Directors in connection with the entry into the Loan Agreement. The Loan Agreement provides for the following term loans: (i) a term loan in an aggregate principal amount of $10.0 million (the “Term A Loan”), (ii) a term loan in an aggregate principal amount of $22.5 million (the “Term B Loan”) and (iii) a term loan in an aggregate principal amount of $7.5 million (the “Term C Loan” and, together with the Term A Loan and Term B Loan, the “Term Loans”). The Term A Loan and Term B Loan are senior secured obligations maturing on December 17, 2029 (the “Maturity Date”). Commencing December 31, 2027 (the “Amortization Date”), we are required to make quarterly principal amortization payments on the Term A Loan and Term B Loan. The Amortization Date and Maturity Date may be extended by one year if we achieve a certain adjusted EBITDA milestone. The Term C Loan is a senior secured convertible term loan maturing on the Maturity Date that is convertible, together with accrued and unpaid interest, into Common Stock at a conversion price of $10.00 per share from January 2, 2026 until the maturity of the Term Loans. The conversion right may be exercised at the Lenders’ option, or automatically if the share price of the Common Stock exceeds $15.00 per share for thirty consecutive trading days. We may not prepay the Term C Loan prior to maturity, except in the event of a repayment in full of all of the Term Loans or a change of control involving us, in which case the Lenders may elect whether to convert their Term C Loans into Common Stock or to be repaid in full in cash. The proceeds of the Term Loans were used to repay all obligations under our prior credit facility for which Citizens Bank, N.A. served as administrative agent, to pay transaction fees and expenses and for working capital and other general corporate purposes.

The Term Loans will bear interest at a per annum rate equal to the greater of (i) 12.80% from the date of the Loan Agreement through the Loan Agreement’s second anniversary, then 12.50% thereafter and (ii) the prime rate detailed in the Loan Agreement plus 5.25%. Interest on the Term Loans is payable in cash in arrears on the last calendar day of each month; however, at our option, interest on the Term C Loans may be payable in kind. If any portion of the Term Loans are prepaid prior to maturity, we will be required to pay a prepayment premium in an amount equal to (a) 3.00% of the principal amount of such prepaid Term Loans if such prepayment occurs on or before the first anniversary of the closing of the transaction, (b) 2.00% of the principal amount of such prepaid Term Loans if such prepayment occurs after the first anniversary but on or prior to the second anniversary of the closing of the transaction, (c) 1.00% of the principal amount of such prepaid Term Loans if such prepayment occurs after the second anniversary but on or prior to the third anniversary of the closing of the transaction and (d) 0.00% thereafter. However, no prepayment premium will be payable with respect to any Term A Loans prepaid before March 31, 2027. Additionally, an exit fee of 10.00% will be payable on any Term Loan amounts that are prepaid or repaid, including at maturity, except that no exit fee will be payable with respect to any Term C Loans that convert into Common Stock.

DELINQUENT SECTION 16(A) REPORTS

Our executive officers, Directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2025, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, except for the following instances: Mr. Benson’s Form 4 filed on July 25, 2025, Mr. DeNelsky’s Form 3 and Form 4 filed on October 7, 2025 and Mr. Snider’s Form 3 and Form 4 filed on December 30, 2025.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties wishing to communicate with the Board of Directors may do so by sending a written communication to any Director at the following address: Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746. The mailing envelope should contain a notation indicating that the enclosed letter is a “Board Communication.” All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. Our Secretary or his or her designee will make a copy of any such communication so received and promptly forward it to the Director or Directors to whom it is addressed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional services provided by Grant Thornton LLP for the audits of the Company’s annual consolidated financial statements for the last two fiscal years, in each of the following categories is as set forth in the table below.

	2025	2024
Audit Fees (1)	$1,218,892	$1,587,708
Audit Related Fees	-	-
Tax Fees (2)	3,569	5,478
All Other Fees (3)	33,684	-
Total Fees	$1,256,145	$1,593,186

(1)

Audit Fees included fees billed or expected to be billed for professional services associated with the annual audit of our consolidated financial statements and internal controls over financial reporting and the reviews of our quarterly reports on Form 10-Q.

(2)	Tax Fees included domestic and international tax compliance, tax advice and tax planning.

(3)	All Other Fees includes fees billed related to a registration statement on Form S-3 filed in 2025.

All of the services performed in the year ended December 31, 2025 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The Audit Committee’s authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee has delegated this pre-approval authority for non-audit services to the Audit Committee Chair. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Grant Thornton LLP has served as our independent registered public accounting firm since 2017. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm. To execute this responsibility, the Audit Committee annually evaluates the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

The Board is submitting the appointment of Grant Thornton LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of Grant Thornton LLP, the Audit Committee will reconsider the appointment of Grant Thornton LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of Grant Thornton LLP is expected to be present virtually at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

Background

We are seeking an advisory vote from our stockholders, as required under Section 951 of the Dodd-Frank Act, to approve our named executive officer compensation, as set forth below. The Compensation Committee and Board of Directors welcome our stockholders’ views on this subject, and will carefully consider the outcome of this vote consistent with the best interests of all stockholders. As an advisory vote, however, the outcome is not binding on us or the Compensation Committee or the Board of Directors. At the 2023 Annual Meeting of Shareholders, our stockholders voted to hold advisory votes on an annual basis, and the Board of Directors subsequently adopted a resolution providing for such an annual vote.

Our executive compensation program is designed to attract and retain high performing and experienced executives; motivate and reward executives whose knowledge, skills and performance are critical to our success; align the interests of our executives and stockholders by motivating executives to increase stockholder value and rewarding executives when stockholder value increases; foster a shared commitment among executives by coordinating their goals; and motivate our executives to manage our business to meet our short and long-term objectives, and reward them for meeting these objectives. Please refer to the “Compensation Discussion and Analysis” section of this proxy statement for additional details about our executive compensation programs, including information about the fiscal year 2025 compensation of our named executive officers. Specifically, we are seeking a vote on the following resolution:

RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the approval of the resolution to approve the compensation of our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

APPROVAL OF AN AMENDMENT OF THE HARVARD BIOSCIENCE INC., EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors is requesting that our stockholders vote in favor of amending the ESPP to add 120,000 shares under the ESPP to increase the number of authorized shares available for issuance thereunder (the “ESPP Amendment”). The ESPP is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”). The primary purpose of the ESPP is to provide employees with the tax-qualified opportunity to acquire an ownership stake in the Company through participation in a payroll deduction-based employee stock purchase plan. The Company believes that by increasing the total number of authorized shares for issuance under the ESPP, it can retain our employees with a market-competitive benefit. The following summary of the ESPP is qualified in its entirety by reference to the actual text of the ESPP, as proposed to be amended, as set forth on Annex A. Stockholders are urged to read the text of the ESPP, as proposed to be amended, set forth on Annex A to this Proxy Statement and incorporated herein by reference.

Total Shares Authorized to Date Under ESPP	190,000
Shares Issued Through December 31, 2025 Under ESPP	189,997
Estimated Shares Available Under the ESPP as of December 31, 2025 (a)	3
Additional Shares Requested Under this Amendment (b)	120,000
Common Stock Outstanding as of the Record Date ( c)	4,510,217
ESPP Shares as a Percentage of Common Stock Outstanding (a+b+c)/c	2.59%

Background on ESPP

The ESPP was adopted by the Board of Directors on October 26, 2000 and was approved by the Company’s stockholders in November 2000. As of December 31, 2025, approximately 231 employees were eligible to participate in the ESPP.

Under the ESPP, participating employees can authorize the Company to withhold a portion of their base pay during consecutive six-month payment periods for the purchase of shares of the Company’s Common Stock. At the conclusion of the period, participating employees can purchase shares of the Company’s Common Stock at a price that is not less than 85% of the lower of the fair market value of the Company’s Common Stock at the beginning or end of the period. Shares are issued under the plan for the six-month periods ending June 30 and December 31.

Key Terms

Enrollment and Participation

The first offering under the ESPP commenced on January 1, 2001 and ended on June 30, 2001. Subsequent offering periods commenced on each January 1 and July 1 thereafter and will have a duration of six months. Generally, all employees of the Company and certain U.S. and U.K. subsidiaries who are customarily employed for more than 20 hours per week as of the first day of the applicable offering period are eligible to participate in the ESPP. Any employee who owns or is deemed to own shares of stock representing in excess of 5% of the combined voting power of all classes of the Company’s stock may not participate in the ESPP.

During each offering, an employee may purchase shares under the ESPP by authorizing payroll deductions of up to 10% of his or her base pay during the offering period. Unless the employee has previously withdrawn from the offering, his or her accumulated payroll deductions will be used to purchase shares of the Company’s Common Stock on the last business day of the offering period at a price that is not less than 85% of the fair market value of the Company’s Common Stock on the first or last day of the offering period, whichever is lower. In accordance with applicable tax rules, an employee may purchase no more than $25,000 worth of the Company’s Common Stock in any calendar year under the ESPP.

Transferability

The rights under the ESPP are not transferable by participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

Withdrawal

An employee may withdraw from participation in the ESPP by delivering a written notice of withdrawal to his or her designated payroll personnel. The employee’s withdrawal will be effective as of the next business day. Following an employee’s withdrawal, the Company will promptly refund to him or her, the entire account balance under the ESPP. Partial withdrawals are not permitted.

Administration

The ESPP is administered by the Company’s Compensation Committee.

Amendment and Termination of the Plan

The Board of Directors may at any time, and from time to time, amend the ESPP in any respect, except that without the approval, within 12 months of such Board action, by the stockholders, no amendment shall be made increasing the number of shares approved for the ESPP or making any other change that would require stockholder approval in order for the ESPP to qualify as a “employee stock purchase plan” under Section 423(b) of the Code.

The Board of Directors may also terminate the ESPP at any time.

U.S. Federal Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the ESPP and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. This summary assumes that the exercise of a purchase right under the ESPP constitutes an exercise pursuant to an “employee stock purchase plan” under Section 423(b) of the Code.

Purchase Rights. Generally, there are no tax consequences to an employee either becoming a participant in the ESPP or purchasing shares under the ESPP. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years of the offering date, or within one year after the transfer of the purchased shares to the ESPP participant (a “disqualifying disposition”), the participant recognizes ordinary income in the year of such disqualifying disposition in an amount equal to the gain on the sale, i.e. the excess of the amount received on the shares over the purchase price. ESPP stock issued at a discount is also taxed as ordinary income on the disposition of the stock.

If the participant disposes of shares more than two years after the granting of the option or more than one year after the transfer of the purchased shares to the participant, or the participant dies while holding shares (whether or not within such periods) the participant recognizes ordinary income in the year of disposition or death in an amount equal to the lesser of (1) the excess of the fair market value of the shares on the date of disposition or death over the purchase price, or (2) the excess of the fair market value of the shares on the offering date over the purchase price. For this purpose, if the purchase price cannot be determined at the date of the option grant, then the purchase price is determined as though the option were exercised when granted. Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price (as so determined), there is no ordinary income and the loss recognized is a capital loss.

If the participant disposes of the shares in a disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result, subject to the Section 162(m) Deduction Limit discussed below. In all other cases, no deduction is allowed the Company.

Section 162(m) Deduction Limit. Section 162(m) of the Code limits the deduction allowed to a publicly-held employer for the applicable remuneration of a “covered employee” to the extent that the amount of such remuneration for the taxable year for such employee exceeds $1 million. Employees covered by this limitation are each individual who was at any time during the taxable year either the principal executive officer or the principal financial officer, among the three highest compensated officers for the taxable year (other than the principal executive officer or principal financial officer), or was a “covered employee” for such employer (or any predecessor) in any preceding taxable year beginning after 2016 (each a “Covered Employee”). Income to a Covered Employee resulting from the disqualifying disposition of shares acquired upon exercise of purchase rights under the ESPP is subject to the Deduction Limit under Section 162(m) of the Code.

New Plan Benefits

The amounts of future purchases under the ESPP are not determinable because participation is voluntary, participation levels depend on each participant’s elections and the restrictions of Code Section 423 and the ESPP, and the per-share purchase price depends on the future value of our common stock. No purchases have been made with respect to the additional shares to be reserved for issuance under the ESPP.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the approval of the Amendment of our Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 5

APPROVAL OF THE AMENDED AND RESTATED HARVARD BIOSCIENCE, INC. 2021 INCENTIVE PLAN

Equity awards are the principal vehicle by which we provide long-term compensation, align the financial incentives or our directors and employees with our stockholders, and assist in the recruitment, retention, and motivation of key personnel.

An adequate reserve of shares available for issuance under the Company’s equity incentive plans is necessary to enable the Company to attract, motivate, and retain key employees, directors, advisors to and consultants of the Company. The Board believes that the number of shares currently available under the Company’s 2021 Incentive Plan does not allow for a sufficient number of shares to adequately provide for future awards.

On March 31, 2026, the Board of Directors adopted, subject to stockholder approval, an amendment to and restatement of the 2021 Incentive Plan (the “Amended and Restated 2021 Incentive Plan”) that would increase the number of shares of common stock reserved for issuance under the 2021 Incentive Plan by 400,000 shares. The 2021 Incentive Plan reserves for issuance 220,000 shares, plus the number of shares that were available for grant under the Harvard Bioscience, Inc. Fourth Amended and Restated 2000 Stock Option and Incentive Plan (the “Prior Plan”) as of May 18, 2021 (the “Carryover Shares”), subject to certain adjustments as set forth in the Prior Plan. As amended, the Amended and Restated 2021 Incentive Plan currently reserves for issuance 612,300 shares, plus the Carryover Shares, subject to certain adjustments as set forth in the Amended and Restated 2021 Incentive Plan. The Amended and Restated 2021 Incentive Plan will become effective on the date it is approved by the Company’s stockholders.

If our stockholders do not approve the Amended and Restated 2021 Incentive Plan, the Compensation Committee will be required to implement other non-equity related compensation programs to attract, retain and compensate executives, non-employee directors and other key employees.

Vote Required

The proposal to approve the Amended and Restated 2021 Incentive Plan will be approved upon the affirmative vote of a majority of the votes properly cast for and against this matter. Abstentions and broker non-votes are not included in the number of votes cast for and against a matter and therefore will have no effect on the vote on this matter.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION AND APPROVAL OF THE HARVARD BIOSCIENCE, INC. AMENDED AND RESTATED 2021 INCENTIVE PLAN.

Summary of the proposed Amended and Restated 2021 Incentive Plan

The following is a summary of the material terms of the Amended and Restated 2021 Incentive Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the form of the Amended and Restated 2021 Incentive Plan attached to this Proxy Statement as Annex B, which assumes that this Proposal 5 is approved.

Purpose

The Amended and Restated 2021 Incentive Plan allows the Company to provide employees, consultants and all members of the Board who are selected to receive awards under the Amended and Restated 2021 Incentive Plan the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company and aligning their interests with those of our shareholders.

Proposed Share Reserve

Pursuant to the 2021 Incentive Plan, the 2021 Incentive Plan’s share reserve is equal to the sum of 220,000 shares, plus the Carryover Shares, subject to certain adjustments as set forth in the 2021 Incentive Plan. The Company is asking its stockholders to approve an additional 400,000 shares to be available for issuance, which will increase the aggregate number of shares authorized for issuance pursuant to awards issued under the Amended and Restated 2021 Incentive Plan to 1,012,300 shares plus the Carryover Shares, subject to certain adjustments as set forth in the Amended and Restated 2021 Incentive Plan.

Impact on Dilution and Fully-Diluted Overhang

Our Board recognizes the impact of dilution on our shareholders and has evaluated this share request carefully in the context of the need to motivate, retain and ensure that our leadership team is focused on our strategic and long-term growth priorities.

The following table sets forth certain information as of December 31, 2025, with respect to the Company’s equity compensation plans:

Stock options outstanding	16,401
Weighted-average exercise price of outstanding stock options	$34.00
Weighted-average remaining contractual term of outstanding stock options (in years)	2.2
Restricted stock units outstanding (including restricted stock units subject to performance-based vesting)	226,836
Total shares available for grant	646,520
Additional shares being requested under the Amended and Restated 2021 Incentive Plan	400,000
Common Stock Outstanding as of the Record Date	4,510,217

As of December 31, 2025, 646,520 shares were available for future awards under the 2021 Incentive Plan. We refer to this amount as the Available Share Limit. From and after stockholder approval of the Amended and Restated 2021 Incentive Plan, the number of shares of common stock reserved for issuance under the 2021 Incentive Plan and the Available Share Limit will increase by 400,000 shares such that 1,046,520 shares will be available for future awards. The Available Share Limit may be increased by the number of shares forfeited and/or returned to the plan pursuant to awards granted prior to stockholder approval of the Amended and Restated 2021 Incentive Plan. Awards, if any, made under the 2021 Incentive Plan after December 31, 2025 will be subtracted from the Available Share Limit.

Our Board believes that the number of shares of common stock that would be available for issuance under the Amended and Restated 2021 Incentive Plan represents a reasonable amount of potential equity dilution given our strategic and long-term growth priorities.

Burn Rate

The following table sets forth information regarding our equity awards granted and performance-based equity awards earned over each of the last three fiscal years:

	2025	2024	2023
Stock options granted	-	-	-
Time-based restricted stock units granted	134,782	107,821	135,013
Market based restricted stock units granted	50,000	-	-
Performance-based restricted stock units earned (1)	-	5,173	31,621
Total awards granted	184,782	112,995	166,634
Weighted-average basic common shares outstanding	4,439,083	4,353,846	4,242,023
Annual burn rate	4.16%	2.60%	3.93%

(1)

With respect to performance-based RSUs in the table above, we calculate the share usage rate based on the applicable number of shares earned each year. For reference, the performance-based RSUs granted during the foregoing 3-year period were as follows: 375,895 shares in 2024 and 558,958 shares in 2023.

Expected Duration of the Share Reserve

If this proposal is approved by our shareholders, we expect that the share reserve under the Amended and Restated 2021 Incentive Plan will be sufficient for awards for one to two years. Expectations regarding future share usage could be impacted by a number of factors, such as the future performance of our stock price, award type mix, hiring and promotion activity at the executive level, the rate at which shares are returned to the Amended and Restated 2021 Incentive Plan’s reserve upon the awards’ expiration, forfeiture or cash settlement; the future performance of our stock price, and the consequences of acquiring other companies. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

Key Provisions

The following is a summary of the key provisions of the Amended and Restated 2021 Incentive Plan:

Plan Termination Date:	May 18, 2031

Eligible Participants:	Employees, officers, directors, consultants and advisors (except that only employees are eligible for Incentive Stock Options)

Shares Authorized:	The sum of (i) 612,300 shares plus (ii) the Carryover Shares, subject to certain adjustments as set forth in the Amended and Restated 2021 Incentive Plan

Award Types:

(1) Incentive Stock Options

(2) Non-qualified Stock Options

(3) Restricted Stock

(4) Stock Appreciation Rights

(5) Performance Bonus Awards

(6) Deferred Stock

(7) Restricted Stock Units

(8) Dividend Equivalents

(9) Performance Stock Units

(10) Performance Share Awards

(11) Other Stock-Based Awards

Vesting:

Determined by the Compensation Committee. Subject to the acceleration of vesting in certain circumstances as permitted under the terms of the Amended and Restated 2021 Incentive Plan, each award under the Amended and Restated 2021 Incentive Plan will have a minimum vesting period of one year, except under certain limited circumstances and with permitted exceptions up to 5% of the share reserve.

Not Permitted:

No discount stock options or stock appreciation rights

No “liberal share recycling” of options or stock appreciation rights

No payment of dividends or dividend equivalents on unvested awards

No repricing of stock options and amendments that under the Internal Revenue Code (the “Code”) or Nasdaq rules require stockholder approval

No “evergreen” share increases or automatic “reload” awards

Incentive Stock Option Limit:	No more than 200,000 shares may be issued pursuant to incentive stock options

Limitation on Number of Shares Granted to Non-Employee Directors:

The sum of the grant date fair market value of equity-based awards and the amount of any cash-based awards granted to a non-employee director during any calendar year, under the Amended and Restated 2021 Incentive Plan, may not exceed $500,000

Awards under the Amended and Restated 2021 Incentive Plan

Stock Options. The Amended and Restated 2021 Incentive Plan permits the Compensation Committee to issue incentive stock options and non-qualified stock options to participants, which directly link their financial success to that of the Company’s stockholders. The Compensation Committee shall determine the number of shares subject to options and all other terms and conditions of the options, including vesting requirements. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Company’s common stock on the date of the stock option’s grant, nor may any option have a term of more than ten years. Except for adjustments based on changes in the corporate structure or as otherwise provided in the 2021 Incentive Plan, the terms of an option may not be amended to reduce the exercise price nor may options be canceled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options.

Additionally, in the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than 10% of the total combined voting power all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than one hundred and 110% of fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five years from the date of grant.

Stock Appreciation Rights. The Amended and Restated 2021 Incentive Plan permits the Compensation Committee to issue stock appreciation rights (“SARs”), either free-standing or in tandem with stock options. The Compensation Committee shall determine the number of SARs to be granted and other terms and conditions of the SARs. In no event, however, may the exercise of a SAR be less than 100% of the fair market value of the Company’s common stock on the date of grant, and the terms shall not exceed ten years. SARs may be settled in cash, stock, or a combination of both.

Restricted Stock and Restricted Stock Units. The Amended and Restated 2021 Incentive Plan permits the Compensation Committee to grant restricted stock awards. Each share of restricted stock shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Compensation Committee deems appropriate, including, but not by way of limitation, restrictions on transferability and continued employment. Holders of shares of restricted stock may vote the shares and receive dividends on such shares. Notwithstanding the foregoing, with respect to a share of restricted stock, dividends shall only be paid out to the extent that the share of restricted stock vests. The vesting period for restricted stock shall be determined by the Compensation Committee, which may accelerate the vesting of any such award. The Compensation Committee may also grant restricted stock units, which have substantially the same terms as restricted stock, except that units have no voting rights, and unless otherwise determined by the Compensation Committee, will not receive dividends or dividend equivalents (which in an event shall only be paid out to the extent that the restricted stock units vest). The Compensation Committee may also grant unrestricted stock under this provision.

Performance Shares and Performance Stock Units. The Amended and Restated 2021 Incentive Plan permits the Compensation Committee to issue “performance shares” and “performance stock units.” These are contingent incentive awards that are converted into stock and/or cash and paid out to the participant only if specific performance goals are achieved over performance periods, as set by the Compensation Committee. If the performance goals are not achieved, the awards are canceled or reduced. Performance shares are each equivalent in value to a share of common stock (payable in cash and/or stock), while performance stock units are equal to a specific amount of cash.

Stock Payments and Other Stock-Based Awards. The Amended and Restated 2021 Incentive Plan also permits the Compensation Committee to grant awards of deferred stock, dividend equivalents, other stock-based awards, and performance bonus awards as provided in the Amended and Restated 2021 Incentive Plan.

Eligible for Participation. Persons eligible to participate in the Amended and Restated 2021 Incentive Plan include employees, directors, consultants and advisors, as determined by the Compensation Committee. Approximately 339 employees and five nonemployee directors currently are eligible to participate in the 2021 Incentive Plan.

Available Shares. The Amended and Restated 2021 Incentive Plan authorizes the issuance of an aggregate number of shares of common stock equal to the sum of (i) 612,300 shares plus (ii) the number of shares available for grant under the Prior Plan as of May 18, 2021, subject to certain adjustments as set forth in the Amended and Restated 2021 Incentive Plan.

If an outstanding award under the Amended and Restated 2021 Incentive Plan expires or is terminated or canceled for any reason without having been exercised or settled in full, or if shares acquired pursuant to an award subject to forfeiture are forfeited under the Amended and Restated 2021 Incentive Plan, the shares allocable to the terminated portion of such award or such forfeited shares shall again be available for issuance under the Amended and Restated 2021 Incentive Plan. Shares shall not be deemed to have been issued pursuant to the Amended and Restated 2021 Incentive Plan with respect to any portion of an award that is settled in cash. In the event that withholding tax liabilities arising from a full-value award (i.e., an award other than an option or stock appreciation right) or, after May 18, 2021, arising from a full-value award under the Prior Plan, are satisfied by the delivery or withholding of shares, the shares so tendered or withheld shall be added to the 2021 Incentive Plan’s reserve.

Notwithstanding anything to the contrary, the following shares shall not again be made available for issuance or delivery under the Amended and Restated 2021 Incentive Plan: (i) shares tendered in payment of an option; (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to an option or stock appreciation right; (iii) shares covered by a stock-settled stock appreciation right that were not issued upon the settlement of the stock appreciation right; or (iv) shares purchased on the open market with option proceeds.

In the event of merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, share combination, stock split, stock dividend, an extraordinary cash distribution on stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company, as described in the Amended and Restated 2021 Incentive Plan, affecting the shares that may be issued under the Amended and Restated 2021 Incentive Plan, an adjustment shall be made in the number and class of shares which may be delivered under the Amended and Restated 2021 Incentive Plan (including but not limited to individual grant limits). Upon termination of the Amended and Restated 2021 Incentive Plan, no further awards may be issued under the Amended and Restated 2021 Incentive Plan.

Minimum Vesting. Subject to the acceleration of vesting in certain circumstances as permitted under the terms of the Amended and Restated 2021 Incentive Plan, each award under the Amended and Restated 2021 Incentive Plan will have a minimum vesting period of one year, except that awards to non-employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting shall not be subject to such minimum vesting requirements, and the Compensation Committee may determine in its discretion that up to 5% of the shares of common stock which may be issued under the 2021 Incentive Plan may be granted free of such minimum vesting provisions.

Dividends and Dividend Equivalents. With respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) shall either (a) not be paid or credited with respect to such award or (b) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times such vesting requirement(s) are satisfied. A participant holding an option or stock appreciation right is not eligible to receive dividends or dividend equivalents.

Clawback and Reimbursement of Company for Unearned or Ill-gotten Gains. Any amounts paid under the Amended and Restated 2021 Incentive Plan shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

Awards under the Amended and Restated 2021 Incentive Plan shall be subject to the Company’s clawback policy, as in effect from time to time. If there shall be no such clawback policy in effect, (1) awards under the Amended and Restated 2021 Incentive Plan and any shares issued pursuant to awards under the Amended and Restated 2021 Incentive Plan (and any gains thereon) shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or (2) if the Company or its Subsidiaries terminate a participant’s service relationship due to the participant’s gross negligence or willful misconduct, or determine there are grounds for such a termination (whether or not such actions also constitute “cause” under an award agreement), any awards under the Amended and Restated 2021 Incentive Plan, whether or not vested, as well as any shares of Stock issued pursuant to awards under Amended and Restated 2021 Incentive Plan (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.” Notwithstanding anything to the contrary contained herein, if a participant has engaged in any detrimental activity (including noncompliance with restrictive covenants), as determined by the Compensation Committee, the Compensation Committee may, in its sole discretion, provide for cancellation of any or all of such participant’s outstanding awards and/or forfeiture by the participant of any gain realized in respect of awards, and repayment of any such gain promptly to the Company.

The Amended and Restated 2021 Incentive Plan also provides that, unless otherwise specifically provided in an award agreement, and to the extent permitted by applicable law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Compensation Committee may, without obtaining the approval or consent of the Company’s shareholders or of any participant, require that any participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any awards granted or settled under the Amended and Restated 2021 Incentive Plan, or the Compensation Committee may require the termination or rescission of, or the recapture associated with, any award, in excess of the amount the participant would have received under the accounting restatement.

Performance Awards. Subject to the general purposes, terms and conditions of the Amended and Restated 2021 Incentive Plan and applicable law, and under the direction of the Board, the Compensation Committee shall have complete control over the administration of the Amended and Restated 2021 Incentive Plan and shall have full authority to grant awards and determine who shall receive awards, when such awards shall be granted and the terms and conditions of such awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an award on the achievement of performance goals. Such performance goals shall be based on the attainment of specified levels of one or more of the following: (i) earnings per share; (ii) sales; (iii) operating income; (iv) gross income; (v) basic or adjusted net income (before or after taxes); (vi) cash flow; (vii) gross profit; (viii) gross or operating margin; (ix) working capital; (x) earnings before interest and taxes; (xi) earnings before interest, tax, depreciation and amortization; (xii) return measures, including return on invested capital, sales, assets, or equity; (xiii) revenues; (xiv) market share; (xv) the price or increase in price of common stock; (xvi) total shareholder return; (xvii) economic value created or added; (xviii) expense reduction; (xix) implementation or completion of critical projects, including acquisitions, divestitures, and other strategic objectives, including market penetration and product development; (xx) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company; or (xxi) any other metric that may be determined by the Compensation Committee. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.

Other Information. The Amended and Restated 2021 Incentive Plan may be amended in whole or in part by the Board or the Compensation Committee with the approval of the Board and in certain circumstances with stockholder approval. Unless the Compensation Committee provides otherwise in advance of the grant, in the event of a Change in Control (as defined in the Amended and Restated 2021 Incentive Plan), if the employee is terminated other than for “cause” within one year of a Change in Control, options and restricted stock (including restricted stock units) shall vest.

Tax Aspects Under the Code

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the Amended and Restated 2021 Incentive Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the Amended and Restated 2021 Incentive Plan or tax consequences based on particular circumstances. The exact federal income tax treatment of transactions under the Amended and Restated 2021 Incentive Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Incentive Stock Options. Incentive stock options under the Amended and Restated 2021 Incentive Plan are intended to be eligible for the favorable tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will recognize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain (or any loss) upon the disqualifying disposition will be a capital gain (or loss), which will be long-term or short-term depending on whether the stock was held for more than one (1) year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs, subject to Section 162(m) of the Code.

Non-qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock. Non-qualified stock options, restricted stock awards, restricted stock units and deferred stock granted under the Amended and Restated 2021 Incentive Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or the Company by reason of the grant of a non-qualified stock option. Upon exercise of the option, the participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the exercise date over the exercise price. If the stock received pursuant to the exercise is subject to further vesting requirements, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock.

There are no tax consequences to the participant or the Company by reason of the grant of restricted stock, restricted stock units or deferred stock awards. The participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value over the purchase price, if any, when such award vests. Under certain circumstances, the participant may be permitted to elect under Section 83(b) of the Code to be taxed on the grant date.

With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. The Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant, subject to Section 162(m) of the Code.

Upon disposition of the stock, the participant will generally recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock (if any) plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income, subject to Section 162(m) of the Code.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, subject to Section 162(m) of the Code.

Stock Payments and Other Stock-Based Awards. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount, subject to Section 162(m) of the Code.

Section 409A of the Code. Most of the awards under the Amended and Restated 2021 Incentive Plan are exempt from Section 409A of the Code. To the extent that any award hereunder could be subject to Section 409A of the Code, it will be structured to comply with Section 409A of the Code.

Section 162(m) of the Code. The Tax Reform and Jobs Act of 2017 eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Section 162(m) of the Code for tax years commencing after December 31, 2017. Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016 (i.e., a “covered employee”). Changes made by the American Rescue Plan Act of 2021 expanded the reach of the section 162(m) deduction limitation, with the changes generally effective after 2026, to include the next five highest compensated employees for each taxable year, regardless of whether they are officers of the company. These additional highly compensated employees may change from year to year.

New Plan Benefits

It is not possible to determine specific amounts that may be awarded in the future under the Amended and Restated 2021 Incentive Plan because grants of awards under the Amended and Restated 2021 Incentive Plan are at the discretion of the Compensation Committee.

Please see the Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year-End - 2025 Table for information with respect to awards previously granted to our individual named executive officers under the Prior Plan and the 2021 Incentive Plan. Please see the Director Compensation Table for awards previously granted to our non-employee directors.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

In order to be considered for inclusion in our proxy statement and form of proxy for our 2027 annual meeting, stockholder proposals intended to be presented at our 2027 annual meeting of stockholders must be received by us on or before December 23, 2026 and otherwise comply with the requirements set forth in Rule 14a-8 under the Exchange Act. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

To the extent a stockholder of record wishes to have a stockholder proposal or Director nomination considered at an annual meeting even though such proposal is not included in our proxy statement, our Bylaws provide that such stockholder of record must provide written notice of such proposal or nomination and appropriate supporting documentation, as set forth in the Bylaws, to our Secretary at our principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. For the 2027 annual meeting of stockholders, such proposal or nomination must be received no earlier than February 2, 2027 and no later than March 4, 2027.

In addition to the notice and information requirements contained in our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 2, 2027.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746 or by telephone at (508) 893-3120 or by email at investors@harvardbioscience.com. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those described in this proxy statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO HARVARD BIOSCIENCE, INC., 84 OCTOBER HILL ROAD, HOLLISTON, MASSACHUSETTS 01746. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

Annex A

Harvard Bioscience, Inc.

Employee Stock Purchase Plan

(As Proposed to Be Amended)

This Amendment No. 6 to the Harvard Bioscience, Inc. Employee Stock Purchase Plan (the “Plan”) is effective as of June 2, 2026 (the “Effective Date”).

In accordance with Section 18 of the Plan, as approved by the stockholders of Harvard Bioscience, Inc. on the Effective Date, in order to increase the number of shares of common stock reserved for issuance under the Plan to Three Hundred Ten Thousand (310,000), the Plan is hereby amended as follows, effective as of the Effective Date:

1.    The reference to “One Hundred Ninety Thousand (190,000)” in the initial paragraph of the Plan is hereby deleted and replaced with “Three Hundred Ten Thousand (310,000)”.

2.    The following is added to the end of the Plan:

“DATE AMENDMENT NO. 6 TO PLAN APPROVED BY BOARD OF DIRECTORS: March 4, 2026.

DATE AMENDMENT NO. 6 TO PLAN APPROVED BY STOCKHOLDERS: June 2, 2026.”

3.    Except as expressly amended hereby, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Harvard Bioscience, Inc. has duly executed this amendment to be effective as the date first above written.

HARVARD BIOSCIENCE, INC.

By:	/s/ Mark Frost
	Name:	Mark Frost
	Title:	Chief Financial Officer

Annex B

Annex B

Amended and Restated Harvard Bioscience, Inc. 2021 Incentive Plan

Article 1

Establishment and Purpose

1.1     Establishment of the Plan. The 2021 Incentive Plan (as amended from time-to-time, the “Plan”) was approved by the stockholders of Harvard Bioscience, Inc., a Delaware corporation (the “Company”) on May 18, 2021 (the “Effective Date”). The Board of Directors of the Company adopted this amendment and restatement of the Plan on April [ ], 2026, subject to approval by the Company’s stockholders.

1.2     Purpose of the Plan. The purposes of the Plan are to (a) enable the Company and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of shareholders of the Company; and (c) promote the success of the Company’s business.

1.3     Effective Date of the Amended and Restated 2021 Incentive Plan. The Plan, as amended and restated herein, is effective as of the date the Plan is approved by the Company’s stockholders. The Plan, as amended and restated herein, will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

1.4     Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate on May 18, 2031. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

2.1    “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question, including any subsidiary. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. As used herein, the term “subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest.

2.2    “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3    “Award” means, individually or collectively, a grant or award under this Plan of Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards, Other Stock-Based Awards, Dividend Equivalent Awards and Performance Bonus Awards, in each case subject to the terms of the Plan.

2.4    “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

2.5    “Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act.

2.6    “Board” or “Board of Directors” means the Company’s Board of Directors.

2.7    “Cause” means, except as otherwise defined in an Award Agreement, a Participant’s: (a) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers; (b) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (c) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (e) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (d) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (e) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.8    “Change in Control” shall be deemed to have occurred if:

(a)    any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b)    during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, provided that this does not apply to a Director whose initial assumption of office during the lookback period is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company;

(c)    the consummation of a merger or consolidation of the Company with any other business entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(d)    the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

(e)    consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9      “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations issued thereunder.

2.10    “Committee” has the meaning set forth in Section 3.1.

2.11    “Company” has the meaning set forth in Section 1.1.

2.12    “Consultant” means any individual or entity who renders bona fide services to the Company or an Affiliate, other than as an Employee or Director, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.13    “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

2.14    “Director” means a member of the Board.

2.15    “Disability” means, unless otherwise determined by the Committee or determined in the applicable Award Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code. Notwithstanding the above, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.16    “Dividend Equivalent” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.17    “Effective Date” has the meaning set forth in Section 1.1.

2.18    “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate.

2.19    “Employee” means any person employed by the Company, its Affiliates and/or Subsidiaries; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.21    “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.22    “Fair Market Value” or “FMV” means, as of any date, unless otherwise determined by the Committee or determined in an applicable Award Agreement, the value of Stock determined as follows:

(a)    If the Stock is listed on one or more established stock exchanges or national market systems, including without limitation, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)    If the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)    In the absence of an established market for the Stock of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares (by a qualified valuation expert); or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

2.23    “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

2.24    “Insider” means an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.25    “Non-Employee Director” means a member of the Board who is not an Employee of the Company.

2.26    “Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

2.27    “Option” means the right to purchase Stock granted to a Participant in accordance with Article 6. Options granted under the Plan may be Non-Qualified Stock Options, Incentive Stock Options or a combination thereof.

2.28    “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 9.

2.29    “Participant” means an Eligible Person to whom an Award is granted under the Plan or, if applicable, such other person who holds an outstanding Award.

2.30    “Performance Goal” means any goals established by the Committee pursuant to an Award, which may be based on the attainment of specified levels of one or more of the following: (i) earnings per share; (ii) sales; (iii) operating income; (iv) gross income; (v) basic or adjusted net income (before or after taxes); (vi) cash flow; (vii) gross profit; (viii) gross or operating margin; (ix) working capital; (x) earnings before interest and taxes; (xi) earnings before interest, tax, depreciation and amortization; (xii) return measures, including return on invested capital, sales, assets, or equity; (xiii) revenues; (xiv) market share; (xv) the price or increase in price of Stock; (xvi) total shareholder return; (xvii) economic value created or added; (xviii) expense reduction; (xix) implementation or completion of critical projects, including acquisitions, divestitures, and other strategic objectives, including market penetration and product development; (xx) specified objectives with regard to limiting the level of increase in all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company; or (xxi) any other metric that may be determined by the Committee. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j), unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to common stock, (m) any business interruption event (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results. The Committee may adjust upwards or downwards the amount payable pursuant to such performance-based Award, and the Committee shall certify the amount of any such Award for the applicable performance period before payment is made.

2.31    “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, Performance Stock Units and Performance Shares.

2.32    “Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.

2.33    “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or to any other transferee specifically approved by the Committee after taking into account Applicable Law, but excluding any third-party financial institutions.

2.34    “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.35    “Plan” means this Harvard Bioscience, Inc. 2021 Incentive Plan, as it may be amended from time to time.

2.36    “Prior Plan” means the 2000 Stock Option and Incentive Plan.

2.37    “Restricted Stock” means Stock awarded to a Participant pursuant to Article 8 as to which the Restriction Period has not lapsed.

2.38    “Restricted Stock Unit” means an Award granted pursuant to Section 8.9 as to which the Restriction Period has not lapsed.

2.39    “Restriction Period” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.40    “Securities Act” means the Securities Act of 1933, as amended.

2.41    “Share” means a share of Stock of the Company.

2.42    “Stock” means the common stock of the Company, par value $0.01 per share.

2.43    “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive an amount payable in cash or Shares equal to the excess of (a) the Fair Market Value of a specified number of Shares on the date the SAR is exercised over (b) the Fair Market Value of such Shares on the date the SAR was granted as set forth in the applicable Award Agreement.

2.44    “Subsidiary” means any corporation, partnership, venture, unincorporated association or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

2.45    “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 424(d) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

2.46    “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.47    “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3

Administration

3.1    The Committee. Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board (the “Committee”). Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is (a) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and (b) an “independent director” under the rules of the Nasdaq Capital Market (or any similar rule or listing requirement that may be applicable to the Company from time to time); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office or by designation to a Committee, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 3.4. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

3.2    Authority of the Committee. Subject to the general purposes, terms and conditions of this Plan and Applicable Law, and to the direction of the Board, the Committee shall have complete control over the administration of the Plan and shall have full authority to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (i) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), provided, however, that any accelerated vesting is subject to stockholder approval, (ii) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (iii) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (i) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (ii) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (iii) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.

3.3    Committee Decisions Final. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Company, and all other interested persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

3.4    Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Company’s Certificate of Incorporation, Bylaws and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

3.5    Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4

Shares Subject to the Plan

4.1    Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of 612,300 shares plus the number of shares available for grant under the Prior Plan as of the Effective Date. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 200,000, as adjusted under Sections 4.2 and 4.3. Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury. Upon effectiveness of the Plan, no further awards shall be granted under a Prior Plan.

4.2    Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a)    If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan. This subsection 4.2(a) shall also apply to awards granted under the Prior Plan, which are outstanding as of the Effective Date.

(b)    Shares shall not be deemed to have been issued pursuant to the Plan (or the Prior Plan) with respect to any portion of an Award that is settled in cash, other than an Option.

(c)    In the event that withholding tax liabilities arising from a full-value Award (i.e., an award other than an Option or SAR) or, after the Effective Date, arising from a full-value award under the Prior Plan, are satisfied by the delivery or withholding of shares, the shares so tendered or withheld shall be added to the 2021 Incentive Plan’s reserve. Notwithstanding anything to the contrary contained herein, shares subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are (i) shares tendered in payment of an Option; (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or SAR; (iii) shares covered by a stock-settled Stock Appreciation Right that were not issued upon the settlement of the SAR; or (iv) shares purchased on the open market with Option proceeds.

4.3    Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, spin-off, liquidation, Share combination, Stock split, Stock dividend, an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Sections 422 and 424(h)(3) of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and Stock Appreciation Rights and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Stock Appreciation Rights, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The Committee shall also adjust any available share reserve accordingly. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Adjustments under this Section 4.3 shall be consistent with Section 409A of the Code and adjustments pursuant to determination of the Committee shall be conclusive and binding on all Participants under the Plan.

4.4    Limitation on Number of Shares Granted to Non-Employee Directors. The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid during the fiscal year to the Non-Employee Director, in respect of such Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Article 5

Eligibility and Participation

5.1    Eligibility and Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. In addition, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

5.2    Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6

Options

6.1    Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, subject to the limitations set forth in Article 4 and the following terms and conditions:

(a)    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option, including the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

(b)    Exercise Period. Unless a shorter period is otherwise provided by the Committee at the time of grant, each Option will expire on the tenth (10th) anniversary date of its grant or on the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (x) the exercise of which is prohibited by applicable law or (y) Shares may not be purchased or sold by certain Employees or Directors of the Company due to a “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such Option at the date the initial term would otherwise expire is above the Fair Market Value.

(c)    Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, the Committee may determine the Exercise Price for a substitute Award, provided such Exercise Price does not violate applicable law (including, but not limited to, Section 409A of the Code).

(d)    Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence.

6.2    Limitations on Incentive Stock Options. In addition to the general requirements of Article 6, the terms of any Incentive Stock Option (“ISO”) granted pursuant to the Plan must comply with the provisions of this Section 6.2.

(a)    ISO Eligibility. ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). No ISO Award may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date.

(b)    ISO Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the date the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed one hundred thousand dollars ($100,000.00) or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)    ISO Expiration. An ISO will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i)    Ten (10) years from the date of grant, unless an earlier time is set in the Award Agreement;

(ii)   Three (3) months after the date of the Participant’s Termination of Employment other than on account of Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2); and

(iii)  One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the applicable laws of descent and distribution.

Any ISO that remains exercisable pursuant to a Participant’s agreement with the Company following Termination of Employment and is unexercised more than one (1) year following Termination of Employment by reason of death or Disability or more than three (3) months following Termination of Employment for any reason other than death or Disability will thereafter be deemed to be a Non-Qualified Stock Option.

(d)    Ten Percent Owners. In the case of an ISO granted to a Ten Percent Owner, such ISO shall be granted at an exercise price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and, unless a shorter period is otherwise provided by the Committee at the time of grant, each ISO will expire on the fifth (5th) anniversary of its grant date.

(e)    Notification of Disposition. If a Participant disposes of Shares acquired upon exercise of an ISO within two (2) years from the date the Option is granted or within one (1) year after the issuance of such Shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of Shares disposed of, and any other information relating thereto that the Company may reasonably request.

(f)    Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(g)    Failure to Meet ISO Requirements. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

6.3    Exercise of Options.

(a)    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Exercises of Options may be effected only on days and during the hours NASDAQ is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

(b)    An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

6.4    Termination of Employment. Unless otherwise provided by the Committee in the applicable Award Agreement, the following limitations on the exercise of Options shall apply upon Termination of Employment:

(a)    Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to such Participant which are vested and exercisable as of the effective date of Termination of Employment by reason of death or Disability may be exercised, if at all, no more than one (1) year from such date of Termination of Employment, unless the Options, by their terms, expire earlier. All unvested Options granted to such Participant shall immediately become forfeited.

(b)    Involuntary Termination Without Cause. If a Participant’s Termination of Employment is by involuntary termination without Cause, all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated term of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(c)    Voluntary Termination. If a Participant’s Termination of Employment is voluntary (other than a voluntary termination described in Section 6.4(d)), all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(d)    Termination for Cause. If the Participant’s Termination of Employment (i) is by the Company for Cause or (ii) is a voluntary Termination (as provided in Subsection (c) above) after the occurrence of an event that would be grounds for Termination of Employment for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(e)    Other Terms and Conditions. A Participant holding an Option is not eligible to receive dividends or Dividend Equivalents. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall be materially adverse to the Participant.

6.5    Payment. The Committee shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan may be paid and the form of payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company. The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:

(a)    cash or certified or bank check;

(b)    delivery of Shares owned by the Participant duly endorsed for transfer to the Company, with a Fair Market Value of such Shares delivered on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired;

(c)    if the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company;

(d)    at any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date; or

(e)    any combination of the foregoing methods.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

Article 7

Stock Appreciation Rights

7.1    Grant of SARs. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. Each SAR shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, and such other provisions as the Committee shall determine. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be.

7.2    Exercise Price. The exercise price per Share covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted.

7.3    Term. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR (x) the exercise of which is prohibited by applicable law or (y) Shares may not be purchased or sold by certain Employees or Directors of the Company due to a “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the SAR shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such SAR at the date the initial term would otherwise expire is above the Fair Market Value.

7.4    Payment. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

7.5    Other Provisions. Except as the Committee may deem inappropriate or inapplicable in the circumstances, SARs shall be subject to terms and conditions substantially similar to those applicable to Non-Qualified Options as set forth in Article 6, including, but not limited to, the ineligibility to receive dividends or Dividend Equivalents.

Article 8

Restricted Stock Awards

8.1    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to Eligible Persons in such amounts and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals.

8.2    Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. If certificates representing the Restricted Stock are registered in the name of the Participant, any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. The Committee may require that the stock certificates or book-entry registrations evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

8.3    Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals, as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock and/or restrictions under Applicable Law. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

8.4    Removal of Restrictions. Except as otherwise provided in this Article 8 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to waive all or part of the restrictions and conditions with regard to all or part of the shares held by any Participant at any time.

8.5    Voting Rights, Dividends and Other Distributions. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and, subject to the provisions of this Section 8.5, may receive all dividends and distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Restricted Stock with respect to which they were paid. In addition, with respect to a share of Restricted Stock, dividends shall only be paid out to the extent that the Share of Restricted Stock vests. Any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

8.6    Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

8.7    Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 8.6 herein, subject to Section 10.2, all shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment shall immediately be forfeited and returned to the Company.

8.8    Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file a copy of such election with the Company within thirty (30) days following the date of grant.

8.9    Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest). Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 9

Other Types of Awards

9.1    Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.2    Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3    Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code; provided that, to the extent Shares subject to an Award are subject to vesting conditions, any Dividend Equivalents relating to such Shares shall be subject to the same vesting conditions.

9.4    Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Goals or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5    Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.6    Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

9.7    Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Other Stock-Based Award and Performance Bonus Award shall be set by the Committee in its discretion.

9.8    Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Award and Performance Bonus Award; provided, however, that such price shall not be less than the Fair Market Value of a share of Stock on the date of grant, unless otherwise permitted by Applicable Law.

9.9    Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Awards and Performance Bonus Awards shall only be exercisable or payable while the Participant is an Employee, Consultant or Non-Employee Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award may be exercised or paid subsequent to a Termination of Employment without Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.10    Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.11    Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

Article 10

Change in Control

10.1    Vesting Upon Change in Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 10.1. In the event of a Change in Control after the date of the adoption of the Plan, then:

(a)    to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change in Control;

(b)    any stock-denominated performance-based Awards outstanding as of the date such Change in Control is determined to have occurred shall be converted into, as applicable, time-based restricted stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) or time-based restricted stock units based on the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) and, if, during the 12-month period following the date of such Change in Control, the Participant’s employment is terminated by such successor (or an affiliate thereof) without Cause or by the Participant for Good Reason, such Awards, to the extent then outstanding, shall fully vest. With respect to performance-based Awards that are outstanding as of the date of such Change in Control and are not converted to a time-based Award, any deferral or other restriction shall lapse and such Awards shall be settled in cash as promptly as is practicable (unless otherwise required by Section 409A of the Code and the applicable terms of the Awards). In either case, unless otherwise determined by the Committee in an Award Agreement or otherwise, the value of the performance-based Awards as of the date of the Change in Control shall be determined assuming target performance has been achieved, except that the value shall be determined based on actual performance as of such date if (i) more than half of the performance period has elapsed as of such date and (ii) actual performance is determinable as of such date; and

(c)    Each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms in accordance with Section 4.3.

10.2    Termination of Employment Upon Change in Control. Notwithstanding any other provision of the Plan to the contrary, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company or Affiliate and a Participant, upon (i) a Participant’s involuntary Termination of Employment without Cause on or within one (1) year following a Change in Control, or (ii) a Participant’s Termination of Employment for Good Reason (including the Termination of Employment of the Participant if he or she is employed by an Affiliate at the time the Company sells or otherwise divests itself of such Affiliate), all outstanding Awards shall immediately become fully vested and exercisable; provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment.

10.3    Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Stock and the purchase price per Share (if any) under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

Article 11

Amendment, Modification, and Termination

11.1    Amendment, Modification, and Termination of Plan. At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3) or the number of shares available for issuance as ISOs, or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant (except as otherwise provided in Section 6.1), or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant (except as otherwise provided in Section 6.1), or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) changes the granting corporation or (vi) changes the type of stock.

11.2    Amendment of Awards. Subject to Section 4.3, at any time and from time to time, the Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A), and to the administrative regulations and rulings promulgated thereunder.

11.3    Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

11.4    Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 11.2, neither the Committee nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Share price in exchange for cash or other securities. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

Article 12

Withholding

12.1    Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

12.2    Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.5(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 13

General Provisions Applicable to Awards

13.1    Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on  the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.3); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

13.2    Form of Payment. Subject to the provisions of this Plan, the Award Agreement and any Applicable Law, payments or transfers to be made by the Company or any Affiliate on the grant, exercise, or settlement of any Award may be made in such form as determined by the Committee including, without limitation, cash, Stock, other Awards, other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined by rules adopted by the Committee.

13.3    Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or Dividend Equivalents) shall either (a) not be paid or credited with respect to such Award or (b) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.

13.4    Limits on Transfer.

(a)    Except as otherwise provided in Section 13.4(b),

(i)    no Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a domestic relations order, unless and until such Award has been exercised, or the Shares underlying such Award have been issues, and all restrictions applicable to such Shares have lapsed;

(ii)   no Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 13.4(a)(i); and

(iii)  during a Participant’s lifetime, only the Participant or the Participant’s guardian or legal representative may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a domestic relations order. After a Participant’s death, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by such Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b)    Notwithstanding Section 13.4(a), the Committee, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Participant without consideration, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); and (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 13.4(a), hereof, the Committee, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

13.5    Beneficiaries. Notwithstanding Section 13.4, if provided in the applicable Award Agreement, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.6    Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time. If there shall be no such clawback policy in effect, (1) awards under the Plan and any Shares issued pursuant to Awards under the Plan (and any gains thereon) shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such Awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or (2) if the Company or its Subsidiaries terminate a Participant’s service relationship due to the Participant’s gross negligence or willful misconduct, or determine there are grounds for such a termination (whether or not such actions also constitute “cause” under an Award Agreement), any Awards under the Plan, whether or not vested, as well as any shares of Stock issued pursuant to Awards under this Plan (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.” Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any detrimental activity (including noncompliance with restrictive covenants), as determined by the Committee, the Committee may, in its sole discretion, provide for cancellation of any or all of such Participant’s outstanding Awards and/or forfeiture by the Participant of any gain realized in respect of Awards, and repayment of any such gain promptly to the Company.

13.7    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

13.8    Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

13.9    Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the termination or rescission of, or the recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

13.10    Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Award Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (the “Identification Period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 15

Miscellaneous Provisions

15.1    Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Stock subject to these substitute Awards shall not be counted against the share reserve set forth in Article 4 of the Plan.

15.2    409A Compliance. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (b) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (d) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s separation from service or (ii) the Participant’s death, (e) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (f) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

15.3    Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

15.4    Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15.5    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.6    Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

15.7    Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any Shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 15.7, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

15.8    Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 15.6 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

15.9    Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by Applicable Law.

15.10    Limitation of Rights in Stock. A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares of Stock subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the Bylaws of the Company.

15.11    Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company (or any Affiliate) to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

15.12    Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.13    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

15.14    Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions thereof.

15.15    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.16    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

15.17    Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

15.18    Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the general counsel, secretary or assistant secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the general counsel, secretary or assistant secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the general counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

15.19    Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

15.20    Venue. The Company and the Participant to whom an Award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Delaware with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Delaware, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Delaware court, and no other, (c) such Delaware court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Delaware court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

15.21    No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

Annex C

Proxy Card

HARVARD BIOSCIENCE, INC.
84 OCTOBER HILL ROAD
HOLLISTON, MA 01746-1371

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HARVARD BIOSCIENCE, INC. (THE "COMPANY") **ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 10:00 AM ET ON JUNE 2, 2026 (THE "ANNUAL MEETING")**

The Board of Directors recommends you vote FOR the following:

1. Election of Class II Directors

Nominees:	For	Withhold
1a. John Duke	☐	☐
1b. Katherine A. Eade	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V94763-P51382

HARVARD BIOSCIENCE, INC.
Annual Meeting of Stockholders
June 2, 2026 at 10:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Duke and Mark Frost, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Harvard Bioscience, Inc. that the stockholder is entitled to vote at the Annual Meeting. The Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/HBIO2026, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side